(PPP LOGO)

                              Tax-Exempt Portfolio

                              Government Portfolio

                             S&P 100 Plus Portfolio

                          Dividend Achievers Portfolio

                             Select Value Portfolio

                          PSE Tech 100 Index Portfolio

                                  ------------

                                 ANNUAL REPORT
                                TO SHAREHOLDERS

                               DECEMBER 31, 1996
                                  ------------

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
             PRESIDENT'S LETTER/MANAGEMENT DISCUSSION AND ANALYSIS
                         ANNUAL REPORT TO SHAREHOLDERS
                               DECEMBER 31, 1996


                                                               February 25, 1997

Dear Shareholders:

  We are pleased to present our annual report for the year ended December 31, 1996. The long term net assets continued on an upward trend from $237,000,000 at the beginning of the year to $256,800,000 at the end of the year. The largest increases were in the S&P 100 Plus Portfolio, the Wisconsin Tax-Exempt Portfolio and our newest portfolio, the PSE Tech 100 Index Portfolio.

  The PSE Tech 100 Index Portfolio, which commenced operations on June 10,
1996, is the only technology index mutual fund in the country. The Portfolio has received publicity in major news publications and, as of the date of this report, has over $8,400,000 in net assets. Complementing our other portfolios, this portfolio adds a deeper dimension of structured aggressiveness to our fund family.

  The stock markets enjoyed another profitable year as the major indices continued to reach new record highs. Your equity funds participated in that climb and posted very strong returns relative to other funds in similar investment categories. The bond portfolios also ranked reasonably well against fixed income benchmarks. Unfortunately, the bond market took a back seat to the equity markets. We will discuss each portfolio's performance on the following pages.

  Principal Preservation strives to be a unique product niche among fund families marketed through distribution channels offering advice to their customers. We rely on the knowledge and familiarity those investment professionals have of you, your investment goals, and how our product fits your long term investment strategy. As we continue to grow our assets and look for cost efficiencies to pass along to our investors, we will strive to provide returns on your investment that are better than the average in each category. Our commitment is to describe our products clearly, making investment decisions easier. Thank you for your continuing investments in Principal Preservation Portfolios, Inc.
                                          Sincerely,
                                          /s/ Robert J. Tuszynski

                                          Robert J. Tuszynski
                                          President and CEO

  The report contained herein is meant to be information to the existing shareholders of Principal Preservation. This does not constitute an offer to sell securities of any portfolio and should an investor wish to receive more information about the portfolios, should obtain a prospectus which includes a discussion of each portfolio's investment objective and all applicable sales charges and expenses.

                       MANAGEMENT DISCUSSION AND ANALYSIS


  The following discussion of each of the portfolios in the Principal Preservation mutual fund family provides a profile on the risks involved in investing in each of the funds. Beginning with bond portfolios, we will demonstrate how each of the portfolios reacts to, or is tied to, market changes. Market changes, despite moves made by the portfolio managers to minimize risk or maximize returns, will influence performance in each of the portfolios.

FIXED INCOME ANALYSIS

  The fixed income markets began the year anticipating many Federal Reserve Board interest-rate adjustments. The Fed only reduced the Fed Funds Rate during January, 1996 by 0.25%. However, because of the anticipation by bond investors, the direction of interest rates moved rapidly and caused increased volatility in the underlying prices. The 30 year Treasury Bond began the year at 5.95% moving to a high of 7.2% in July before falling to 6.64% at year end. Generally, the fixed income markets finished 1996 in lackluster fashion. The outlook for 1997 is anticipated to follow much of the same pattern, as many economists do not foresee big movements in interest rates. On pages 3 and 4 of this report is a discussion of each of the bond portfolio's general characteristics and how those characteristics affected the portfolio's performance during 1996.

EQUITY DISCUSSION AND ANALYSIS

  The stock market experienced another record setting year. When the Federal Reserve began the year by lowering the Fed funds rate and then left the rate unchanged for the remainder of the year, the positive gains made in key economic areas, coupled with consistent growth, propelled the U.S. stock markets to strong investment returns. The Dow Jones Industrial Average reached a record high of 6560.91 on December 27, 1996, and finished the year with a total return of 28.86%. Large capitalization growth companies, on average, fared better than small cap stocks during 1996. Companies which traded at prices reflecting comparatively low value ratios (such as price to earnings) reported strong performance during the last half of 1996, especially in the fourth quarter. The technology sector led the market during the fourth quarter.

  As we examine our stock portfolios, we measure risk from a slightly different perspective. Since the typical equity investor has a longer investment horizon than the fixed income investor and the historical returns for an average stock mutual fund are higher, we measure our portfolios in relation to average equity benchmarks. The S&P 500 currently is considered by investors to represent the market. Commonly, stock fund performance will begin with a comparison against the S&P 500 index and may extend to other indices. Increased price volatility as compared to the S&P 500 index usually indicates more market risk, but also presents an opportunity for greater return. On pages 5-8 is an analysis comparing each portfolio to its appropriate benchmark, and evaluates its overall performance.

TAX-EXEMPT PORTFOLIO

  Shown below is a comparison of the change in value of a $10,000 investment in Principal Preservation Tax-Exempt Portfolio and the Lehman 20-Year Municipal Bond Index. The graph reflects a deduction from the amount invested for the applicable sales charge.

  Date    Principal Preservation        Lehman 20-Year
            Tax-Exempt Portfolio      Municipal Bond Index
  12/31/86                $9,650           $10,000
  1/31/87                 $9,747           $10,301
  2/28/87                 $9,778           $10,351
  3/31/87                 $9,809           $10,241
  4/30/87                 $9,553            $9,727
  5/31/87                 $9,542            $9,678
  6/30/87                 $9,711            $9,963
  7/31/87                 $9,883           $10,065
  8/31/87                $10,056           $10,088
  9/30/87                 $9,898            $9,716
  10/31/87                $9,231            $9,750
  11/30/87                $9,442           $10,004
  12/31/87                $9,566           $10,149
  1/29/88                 $9,493           $10,510
  2/29/88                 $9,477           $10,621
  3/31/88                 $9,531           $10,498
  4/29/88                 $9,622           $10,578
  5/31/88                 $9,736           $10,547
  6/30/88                 $9,840           $10,701
  7/29/88                 $9,884           $10,771
  8/31/88                 $9,941           $10,781
  9/30/88                $10,023           $10,976
  10/31/88               $10,153           $11,169
  11/30/88               $10,035           $11,066
  12/31/88               $10,142           $11,179
  1/31/89                $10,287           $11,410
  2/28/89                $10,243           $11,280
  3/31/89                $10,200           $11,253
  4/28/89                $10,387           $11,520
  5/31/89                $10,563           $11,760
  6/30/89                $10,687           $11,920
  7/31/89                $10,787           $12,082
  8/31/89                $10,742           $11,964
  9/30/89                $10,750           $11,928
  10/31/89               $10,864           $12,074
  11/30/89               $10,951           $12,285
  12/31/89               $11,078           $12,386
  1/31/90                $11,058           $12,328
  2/28/90                $11,105           $12,438
  3/31/90                $11,153           $12,442
  4/30/90                $11,050           $12,352
  5/31/90                $11,208           $12,621
  6/30/90                $11,296           $12,732
  7/31/90                $11,426           $12,919
  8/31/90                $11,305           $12,732
  9/30/90                $11,309           $12,740
  10/31/90               $11,473           $12,971
  11/30/90               $11,677           $13,232
  12/31/90               $11,768           $13,290
  1/31/91                $11,904           $13,468
  2/28/91                $12,039           $13,585
  3/31/91                $12,060           $13,590
  4/30/91                $12,138           $13,771
  5/31/91                $12,217           $13,894
  6/30/91                $12,282           $13,880
  7/31/91                $12,362           $14,049
  8/31/91                $12,516           $14,234
  9/30/91                $12,628           $14,419
  10/31/91               $12,754           $14,549
  11/30/91               $12,788           $14,590
  12/31/91               $12,946           $14,904
  1/31/92                $13,027           $14,938
  2/29/92                $13,017           $14,942
  3/31/92                $13,066           $14,948
  4/30/92                $13,209           $15,081
  5/31/92                $13,366           $15,259
  6/30/92                $13,540           $15,515
  7/31/92                $14,030           $15,980
  8/31/92                $13,825           $15,823
  9/30/92                $13,858           $15,926
  10/30/92               $13,652           $15,770
  11/30/92               $13,960           $16,052
  12/31/92               $14,061           $16,216
  1/31/93                $14,324           $16,404
  2/28/93                $14,912           $16,998
  3/31/93                $14,766           $16,818
  4/30/93                $14,932           $16,988
  5/31/93                $15,015           $17,083
  6/30/93                $15,265           $17,368
  7/31/93                $15,297           $17,391
  8/31/93                $15,630           $17,753
  9/30/93                $15,848           $17,955
  10/30/93               $15,878           $17,989
  11/30/93               $15,722           $17,831
  12/31/93               $16,076           $18,207
  1/31/94                $16,277           $18,436
  2/28/94                $15,810           $17,885
  3/31/94                $15,082           $16,942
  4/30/94                $15,217           $17,081
  5/31/94                $15,350           $17,283
  6/30/94                $15,240           $17,110
  7/31/94                $15,549           $17,502
  8/31/94                $15,579           $17,551
  9/30/94                $15,328           $17,200
  10/31/94               $14,988           $16,746
  11/30/94               $14,664           $16,354
  12/31/94               $15,039           $16,868
  1/31/95                $15,560           $17,528
  2/28/95                $16,045           $18,164
  3/31/95                $16,222           $18,371
  4/30/95                $16,235           $18,367
  5/31/95                $16,814           $19,059
  6/30/95                $16,571           $18,765
  7/31/95                $16,657           $18,863
  8/31/95                $16,890           $19,121
  9/30/95                $16,995           $19,272
  10/31/95               $17,287           $19,682
  11/30/95               $17,562           $20,117
  12/31/95               $17,753           $20,399
  1/31/96                $17,839           $20,503
  2/29/96                $17,698           $20,269
  3/31/96                $17,461           $19,945
  4/30/96                $17,394           $19,865
  5/31/96                $17,389           $19,889
  6/30/96                $17,612           $20,169
  7/31/96                $17,738           $20,367
  8/31/96                $17,690           $20,334
  9/30/96                $18,012           $20,745
  10/31/96               $18,200           $20,994
  11/30/96               $18,546           $21,433
  12/31/96               $18,423           $21,307

AVERAGE ANNUAL TOTAL RETURN
                        1-YEAR    5-YEAR   10-YEAR
 Tax-Exempt:
   Full Sales Charge     0.13%     6.54%     6.29%
   Net Asset Value       3.76%     7.30%     6.67%

Past performance is not predictive of future performance.

LEHMAN 20-YEAR MUNICIPAL BOND INDEX

  The Lehman 20-Year Municipal Bond Index is a broad based index containing over 22,000 issues with maturities ranging from 2-30 years. The issues comprising the index are generated from the issues completed within the last five years with total issue size of $50,000,000 and larger. The average quality rating is "AA." The index performance shown above does not include sales charges or other fees which would have been incurred had an investor attempted to replicate the index.

TAX-EXEMPT PORTFOLIO

  The Tax-Exempt Portfolio's performance is presented from December 31, 1986 through December 31, 1996. It is based upon a $10,000 investment at the Portfolio's then offering price, including the effect of a 3.5% sales charge. It represents the actual total returns for each of the years ended December 31, net of any fees and expenses charged during those periods.

  The Tax-Exempt Portfolio involves somewhat greater credit and market risk than the Government Portfolio attributable primarily to its investments in municipal securities. However, this Portfolio, with over 95% of its investments consisting of AA or better rated securities and an average maturity of 18.5 years, tends to have less price volatility than many municipal bond funds. Tax-exempt bond funds not only experience price changes as interest rates fluctuate, but also experience changes in prices due to state credit upgrades and downgrades. The Portfolio maintains positions across many states to diversify this risk. Change in credit of certain market sectors and types of municipal securities, such as those issued to build power plants, also affect the market value of the Portfolio's municipal securities.

  The manager of the Tax-Exempt Portfolio did not alter the maturity of the Portfolio significantly, ranging from a high of 18.2 to a low of 17.1 years. For the most part the Tax-exempt Portfolio tracked favorably during the year in comparison to the Lehman 20 year municipal bond index. The manager continued to focus on improving the diversification of the portfolio from 42 municipalities located in 21 states at the beginning of the year to 49 municipalities in 26 states at year end. The manager also focused on improving the yield to maturity in an attempt to increase the value of the underlying securities. Yield to maturity is defined as the income earned on the security added to the effect of the price measured on an annualized basis over the remaining life of the security. Therefore, the manager traded approximately $29,650,000 par value in this manner improving the yield to maturity of the Portfolio by 0.07%. Finally, during the second half of 1996, bonds issued by certain states ("specialty bonds") were traded at discounted prices from their normal trading range. The manager moved approximately $24,000,000 in par value representing 22 different municipalities. The portfolio turnover rate was higher than in recent years, because the manager traded many of the municipal securities to increase the cost basis of the securities in order to utilize tax loss carryforwards. A total of $33,940,000 par value of securities was purchased and sold affecting the turnover percentage by 55%. The one year total return for the Tax-Exempt Portfolio, without any reduction for the effect of the sales charge, was 3.76% compared to the Lehman 20-Year Municipal Bond Index of 4.45%.

GOVERNMENT PORTFOLIO

  Shown below is a graphic depiction of the Government Portfolio versus the Lehman Intermediate Government Bond Index. The graph reflects a deduction from the amount invested for the applicable sales charge.

  Date            Principal Preservation           Lehman Intermediate
                    Government Portfolio         Government Bond Index
  12/31/86                        $9,650                       $10,000
  1/31/87                         $9,807                       $10,090
  2/28/87                         $9,892                       $10,140
  3/31/87                         $9,777                       $10,118
  4/30/87                         $9,573                        $9,939
  5/31/87                         $9,573                        $9,917
  6/30/87                         $9,666                       $10,034
  7/31/87                         $9,545                       $10,056
  8/31/87                         $9,496                       $10,030
  9/30/87                         $9,290                        $9,905
  10/31/87                        $9,819                       $10,200
  11/30/87                        $9,844                       $10,261
  12/31/87                        $9,917                       $10,361
  1/29/88                        $10,307                       $10,618
  2/29/88                        $10,353                       $10,731
  3/31/88                        $10,223                       $10,686
  4/29/88                        $10,124                       $10,668
  5/31/88                        $10,023                       $10,617
  6/30/88                        $10,240                       $10,790
  7/29/88                        $10,242                       $10,758
  8/31/88                        $10,315                       $10,772
  9/30/88                        $10,526                       $10,958
  10/31/88                       $10,669                       $11,109
  11/30/88                       $10,578                       $11,013
  12/31/88                       $10,626                       $11,024
  1/31/89                        $10,714                       $11,134
  2/28/89                        $10,610                       $11,086
  3/31/89                        $10,663                       $11,138
  4/28/89                        $10,828                       $11,363
  5/31/89                        $11,076                       $11,582
  6/30/89                        $11,387                       $11,877
  7/31/89                        $11,601                       $12,118
  8/31/89                        $11,402                       $12,282
  9/30/89                        $11,440                       $12,341
  10/31/89                       $11,710                       $12,600
  11/30/89                       $11,816                       $12,725
  12/31/89                       $11,844                       $12,762
  1/31/90                        $11,716                       $12,683
  2/28/90                        $11,745                       $12,730
  3/31/90                        $11,736                       $12,745
  4/30/90                        $11,634                       $12,703
  5/31/90                        $11,919                       $12,975
  6/30/90                        $12,085                       $13,146
  7/31/90                        $12,251                       $13,330
  8/31/90                        $12,120                       $13,282
  9/30/90                        $12,235                       $13,400
  10/31/90                       $12,420                       $13,586
  11/30/90                       $12,690                       $13,791
  12/31/90                       $12,876                       $13,981
  1/31/91                        $12,979                       $14,125
  2/28/91                        $13,052                       $14,211
  3/31/91                        $13,096                       $14,289
  4/30/91                        $13,227                       $14,436
  5/31/91                        $13,287                       $14,517
  6/30/91                        $13,230                       $14,529
  7/31/91                        $13,378                       $14,686
  8/31/91                        $13,720                       $14,965
  9/30/91                        $14,004                       $15,219
  10/31/91                       $14,154                       $15,392
  11/30/91                       $14,321                       $15,572
  12/31/91                       $14,824                       $15,950
  1/31/92                        $14,517                       $15,797
  2/29/92                        $14,561                       $15,846
  3/31/92                        $14,531                       $15,783
  4/30/92                        $14,532                       $15,925
  5/31/92                        $14,823                       $16,162
  6/30/92                        $15,084                       $16,395
  7/31/92                        $15,519                       $16,710
  8/31/92                        $15,686                       $16,880
  9/30/92                        $15,965                       $17,113
  10/30/92                       $15,681                       $16,908
  11/30/92                       $15,577                       $16,839
  12/31/92                       $15,833                       $17,056
  1/31/93                        $16,220                       $17,373
  2/28/93                        $16,576                       $17,628
  3/31/93                        $16,634                       $17,693
  4/30/93                        $16,772                       $17,831
  5/31/93                        $16,725                       $17,783
  6/30/93                        $17,118                       $18,041
  7/31/93                        $17,142                       $18,077
  8/31/93                        $17,507                       $18,346
  9/30/93                        $17,596                       $18,421
  10/30/93                       $17,633                       $18,465
  11/30/93                       $17,392                       $18,375
  12/31/93                       $17,465                       $18,450
  1/31/94                        $17,695                       $18,633
  2/28/94                        $17,270                       $18,378
  3/31/94                        $16,813                       $18,110
  4/30/94                        $16,653                       $17,992
  5/31/94                        $16,636                       $18,005
  6/30/94                        $16,585                       $18,009
  7/31/94                        $16,857                       $18,245
  8/31/94                        $16,895                       $18,298
  9/30/94                        $16,622                       $18,146
  10/31/94                       $16,603                       $18,150
  11/30/94                       $16,494                       $18,070
  12/31/94                       $16,517                       $18,130
  1/31/95                        $16,801                       $18,426
  2/28/95                        $17,191                       $18,782
  3/31/95                        $17,270                       $18,885
  4/30/95                        $17,482                       $19,104
  5/31/95                        $18,098                       $19,643
  6/30/95                        $18,212                       $19,769
  7/31/95                        $18,190                       $19,779
  8/31/95                        $18,383                       $19,941
  9/30/95                        $18,521                       $20,075
  10/31/95                       $18,758                       $20,294
  11/30/95                       $19,013                       $20,542
  12/31/95                       $19,216                       $20,745
  1/31/96                        $19,324                       $20,919
  2/29/96                        $19,024                       $20,697
  3/31/96                        $18,870                       $20,602
  4/30/96                        $18,778                       $20,542
  5/31/96                        $18,723                       $20,532
  6/30/96                        $18,935                       $20,741
  7/31/96                        $18,963                       $20,805
  8/31/96                        $18,931                       $20,828
  9/30/96                        $19,211                       $21,097
  10/31/96                       $19,576                       $21,443
  11/30/96                       $19,901                       $21,702
  12/31/96                       $19,654                       $21,585

AVERAGE ANNUAL TOTAL RETURN
                        1-YEAR    5-YEAR   10-YEAR
 Government:
   Full Sales Charge   (1.31)%     5.04%     6.98%
   Net Asset Value       2.27%     5.79%     7.36%

Past performance is not predictive of future performance.

LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX

  The Lehman Intermediate Government Bond Index represents a total return of U.S. Government bonds ranging in maturity from 2-10 years. The average duration of the underlying index is approximately four years. The index does not contain any sales charge or expenses or other fees that would have to be incurred had an investor attempted to replicate the index.

GOVERNMENT PORTFOLIO

  The Government Portfolio's performance is presented from December 31, 1986 through December 31, 1996. It is based upon a $10,000 investment at the Portfolio's then offering price, including the effect of a 3.5% sales charge. It represents the actual total returns for each of the years ended December 31, net of any fees and expenses charged during those periods.

  Our Government Portfolio exhibits the least market or credit risk because the average maturity of the portfolio is less than 10 years and the securities in which it invests are backed by the full faith and credit of the United States Government. However, by investing in intermediate fixed income securities, the Portfolio is subject to price fluctuations as yields change. The portfolio's total return is dependent on the movement of interest rates in general. As yields fall the price moves up. The opposite occurs when yields rise. During periods of anticipated increases in interest rates, the manager attempts to buffer any losses by shortening the maturity.

  During the first seven months of 1996, the manager employed a barbell approach. The maturities were centered around the 2.5 year and 8.0 year ranges. Because the middle range (3-5 years) of the yield curve performed better than either the short term or the 8-10 year range, the Government Portfolio under-performed the Lehman benchmark by approximately 1.9%. During August and continuing into September, the manager adjusted the Portfolio to include positions in the five year range and eliminate the short positions. As a result, the Government Portfolio outperformed the benchmark by 0.25% during the final four months of 1996. The Government Portfolio's total return, without any reduction for the effect of the sales charge, for the year ended December 31, 1996 was 2.28%, compared to the benchmark return of 4.05%.

S&P 100 PLUS PORTFOLIO

  Shown below is a comparison of a $10,000 investment in the S&P 100 Plus Portfolio versus the S&P 100 Index. The graph reflects a deduction from the amount invested for the applicable sales charge.

                           Principal Preservation
  Date                     S&P 100 Plus Portfolio        S&P 100 Index
  12/31/86                        $9,550                       $10,000
  1/31/87                        $10,612                       $11,411
  2/28/87                        $11,015                       $11,888
  3/31/87                        $11,329                       $12,292
  4/30/87                        $11,329                       $12,293
  5/31/87                        $11,532                       $12,479
  6/30/87                        $12,113                       $13,118
  7/31/87                        $12,605                       $13,714
  8/31/87                        $13,134                       $14,363
  9/30/87                        $12,819                       $13,936
  10/31/87                       $10,230                       $10,987
  11/30/87                        $9,342                        $9,931
  12/31/87                        $9,942                       $10,616
  1/29/88                        $10,293                       $10,963
  2/29/88                        $10,769                       $11,455
  3/31/88                        $10,366                       $10,945
  4/29/88                        $10,564                       $11,155
  5/31/88                        $10,731                       $11,310
  6/30/88                        $11,220                       $11,874
  7/29/88                        $11,230                       $11,834
  8/31/88                        $10,905                       $11,335
  9/30/88                        $11,282                       $11,753
  10/31/88                       $11,566                       $12,102
  11/30/88                       $11,471                       $11,985
  12/31/88                       $11,642                       $12,184
  1/31/89                        $12,402                       $13,176
  2/28/89                        $12,103                       $12,731
  3/31/89                        $12,161                       $12,881
  4/28/89                        $12,635                       $13,577
  5/31/89                        $12,982                       $13,987
  6/30/89                        $12,852                       $13,857
  7/31/89                        $13,959                       $15,121
  8/31/89                        $14,262                       $15,461
  9/30/89                        $14,189                       $15,398
  10/31/89                       $13,897                       $15,082
  11/30/89                       $14,154                       $15,363
  12/31/89                       $14,465                       $15,709
  1/31/90                        $13,545                       $14,708
  2/28/90                        $13,793                       $14,998
  3/31/90                        $14,109                       $15,389
  4/30/90                        $13,861                       $15,132
  5/31/90                        $15,142                       $16,574
  6/30/90                        $15,045                       $16,466
  7/31/90                        $15,021                       $16,435
  8/31/90                        $13,686                       $14,933
  9/30/90                        $13,076                       $14,234
  10/31/90                       $13,004                       $14,160
  11/30/90                       $13,748                       $15,007
  12/31/90                       $14,009                       $15,288
  1/31/91                        $14,733                       $16,071
  2/28/91                        $15,795                       $17,244
  3/31/91                        $16,179                       $17,642
  4/30/91                        $16,216                       $17,667
  5/31/91                        $16,944                       $18,480
  6/30/91                        $16,165                       $17,671
  7/31/91                        $16,946                       $18,544
  8/31/91                        $17,129                       $18,794
  9/30/91                        $16,725                       $18,358
  10/31/91                       $16,884                       $18,586
  11/30/91                       $16,161                       $17,843
  12/31/91                       $17,898                       $19,601
  1/31/92                        $17,633                       $19,344
  2/29/92                        $17,910                       $19,659
  3/31/92                        $17,598                       $19,339
  4/30/92                        $18,142                       $19,964
  5/31/92                        $18,256                       $20,106
  6/30/92                        $17,942                       $19,802
  7/31/92                        $18,552                       $20,438
  8/31/92                        $18,057                       $19,929
  9/30/92                        $18,124                       $19,971
  10/30/92                       $18,061                       $19,903
  11/30/92                       $18,635                       $20,516
  12/31/92                       $18,825                       $20,764
  1/31/93                        $19,053                       $21,044
  2/28/93                        $19,388                       $21,438
  3/31/93                        $19,741                       $21,847
  4/30/93                        $19,364                       $21,480
  5/31/93                        $19,904                       $22,109
  6/30/93                        $19,884                       $22,118
  7/31/93                        $19,735                       $22,012
  8/31/93                        $20,479                       $22,829
  9/30/93                        $20,209                       $22,528
  10/30/93                       $20,534                       $22,895
  11/30/93                       $20,440                       $22,845
  12/31/93                       $20,653                       $23,227
  1/31/94                        $21,436                       $24,131
  2/28/94                        $20,900                       $23,564
  3/31/94                        $19,863                       $22,454
  4/30/94                        $20,014                       $22,622
  5/31/94                        $20,468                       $23,183
  6/30/94                        $19,858                       $22,499
  7/31/94                        $20,551                       $23,334
  8/31/94                        $21,188                       $24,097
  9/30/94                        $20,785                       $23,632
  10/31/94                       $21,244                       $24,194
  11/30/94                       $20,522                       $23,379
  12/31/94                       $20,881                       $23,835
  1/31/95                        $21,259                       $24,305
  2/28/95                        $22,194                       $25,440
  3/31/95                        $22,864                       $26,282
  4/30/95                        $23,705                       $27,320
  5/31/95                        $24,658                       $28,508
  6/30/95                        $25,183                       $29,167
  7/31/95                        $25,944                       $30,135
  8/31/95                        $25,804                       $29,978
  9/30/95                        $27,035                       $31,477
  10/31/95                       $27,035                       $31,499
  11/30/95                       $28,108                       $32,806
  12/31/95                       $28,549                       $33,357
  1/31/96                        $29,674                       $34,706
  2/28/96                        $30,039                       $35,255
  3/31/96                        $30,336                       $35,615
  4/30/96                        $30,703                       $36,124
  5/31/96                        $31,452                       $37,107
  6/30/96                        $31,499                       $37,252
  7/31/96                        $29,940                       $35,512
  8/31/96                        $30,617                       $36,364
  9/30/96                        $32,185                       $38,295
  10/31/96                       $32,996                       $39,436
  11/30/96                       $35,563                       $42,579
  12/31/96                       $34,951                       $41,881

AVERAGE ANNUAL TOTAL RETURN
                                  1-YEAR    5-YEAR   10-YEAR
 S&P 100 Plus:
   Full Sales Charge              16.91%    13.24%    13.31%
   Net Asset Value                22.42%    14.29%    13.84%

Past performance is not predicitve of future performance.

S&P 100 INDEX

  The S&P 100 Index is a broad based stock index comprised of the largest 100 securities in the United States based upon market capitalization. The index results do not include any sales charges or any other fees investors would incur had they attempted to replicate the index.

S&P 100 PLUS PORTFOLIO

  The S&P 100 Plus Portfolio's performance is presented from December 31, 1986 through December 31, 1996. It is based upon a $10,000 investment at the Portfolio's then offering price, including the effect of a 4.5% sales charge. It represents the actual total returns for each of the years ended December 31, net of any fees and expenses charged during those periods.

  Of our equity portfolios, the S&P 100 Plus Portfolio offers the least volatility risk as compared to major indices, since its base investment philosophy is to match the S&P 100 Index and then apply either an over/under weighting strategy or use options to enhance the return in attempt to outperform the index. Generally, the return of this Portfolio can be predicted or measured by the movement of the market. Unlike our other equity portfolios, the active management for this Portfolio is generally minimal, consisting principally of adjusting the investments to conform to changes in the Index and managing the enhancement strategies.

  The S&P 100 Plus Portfolio had a total return of 22.9%, without any reduction for the effect of the sales charge, for the one year ended December 31, 1996, compared to 25.55% for the S&P 100 Index. The average growth and income fund's return was 20.78%, as reported by Lipper Analytical Services. During the first half of the year, the options strategies detracted value from the S&P 100 Plus Portfolio, as the manager was slightly bearish on his view of the market. The manager shifted emphasis from options enhancement strategies to over/under weighting strategies in the later half of 1996. The manager over weighted stocks such as Champion, Fluor, and Pharmacia and Upjohn in anticipation that they would outperform the Index, however they under-performed. Five securities of the S&P 100 Index dominated the return, but the manager did not anticipate such strong performance by those stocks and did not overweight them. In addition, the manager kept an approximate 8-10% in U.S. Treasury Securities, and equitized the position with S&P 500 futures. The S&P 500 index return of 22.9% trailed the S&P 100 by 2.6% during 1996, resulting in further under-performance compared to the Index. As the manager approaches 1997, cash will be reduced and a realignment of the over/under weighting strategies will occur.

DIVIDEND ACHIEVERS PORTFOLIO

  Shown below is a graphic comparison between a $10,000 investment made in Dividend Achievers versus the S&P 500 Index. The graph reflects a deduction from the amount invested for the applicable sales charge.

  Date                   Principal Preservation
                      Dividend Achievers Portfolio          S&P 500 Index
  1/2/87*<F1>                     $9,550                       $10,000
  1/31/87                         $9,920                       $11,347
  2/28/87                        $10,220                       $11,795
  3/31/87                        $10,250                       $12,136
  4/30/87                        $10,110                       $12,028
  5/31/87                        $10,120                       $12,133
  6/30/87                        $10,613                       $12,746
  7/31/87                        $11,099                       $13,392
  8/31/87                        $11,393                       $13,892
  9/30/87                        $11,145                       $13,588
  10/31/87                        $9,065                       $10,661
  11/30/87                        $8,657                        $9,783
  12/31/87                        $9,243                       $10,527
  1/29/88                         $9,644                       $10,970
  2/29/88                        $10,065                       $11,481
  3/31/88                         $9,839                       $11,126
  4/29/88                         $9,839                       $11,249
  5/31/88                         $9,850                       $11,347
  6/30/88                        $10,265                       $11,868
  7/29/88                        $10,182                       $11,823
  8/31/88                        $10,005                       $11,421
  9/30/88                        $10,424                       $11,908
  10/31/88                       $10,613                       $12,239
  11/30/88                       $10,403                       $12,064
  12/31/88                       $10,631                       $12,274
  1/31/89                        $11,056                       $13,172
  2/28/89                        $10,907                       $12,844
  3/31/89                        $11,138                       $13,143
  4/28/89                        $11,459                       $13,825
  5/31/89                        $11,920                       $14,385
  6/30/89                        $11,859                       $14,303
  7/31/89                        $12,754                       $15,595
  8/31/89                        $12,764                       $15,901
  9/30/89                        $12,713                       $15,836
  10/31/89                       $12,225                       $15,469
  11/30/89                       $12,399                       $15,785
  12/31/89                       $12,703                       $16,164
  1/31/90                        $11,951                       $15,079
  2/28/90                        $11,994                       $15,274
  3/31/90                        $12,191                       $15,679
  4/30/90                        $11,873                       $15,289
  5/31/90                        $12,860                       $16,780
  6/30/90                        $13,003                       $16,668
  7/31/90                        $12,926                       $16,615
  8/31/90                        $11,891                       $15,113
  9/30/90                        $11,428                       $14,377
  10/31/90                       $11,450                       $14,315
  11/30/90                       $12,260                       $15,240
  12/31/90                       $12,830                       $15,665
  1/31/91                        $13,355                       $16,348
  2/28/91                        $14,281                       $17,517
  3/31/91                        $15,051                       $17,941
  4/30/91                        $15,006                       $17,984
  5/31/91                        $15,734                       $18,759
  6/30/91                        $15,028                       $17,900
  7/31/91                        $15,647                       $18,734
  8/31/91                        $16,007                       $19,178
  9/30/91                        $15,652                       $18,858
  10/31/91                       $16,172                       $19,111
  11/30/91                       $15,606                       $18,341
  12/31/91                       $17,764                       $20,439
  1/31/92                        $17,201                       $20,059
  2/29/92                        $17,105                       $20,320
  3/31/92                        $16,818                       $19,924
  4/30/92                        $16,879                       $20,510
  5/31/92                        $16,832                       $20,610
  6/30/92                        $16,303                       $20,300
  7/31/92                        $17,097                       $21,133
  8/31/92                        $17,037                       $20,700
  9/30/92                        $17,071                       $20,944
  10/30/92                       $17,602                       $21,017
  11/30/92                       $18,278                       $21,734
  12/31/92                       $18,318                       $22,001
  1/31/93                        $17,919                       $22,186
  2/28/93                        $17,740                       $22,492
  3/31/93                        $18,196                       $22,967
  4/30/93                        $17,332                       $22,411
  5/31/93                        $17,474                       $23,012
  6/30/93                        $17,409                       $23,079
  7/31/93                        $17,137                       $22,987
  8/31/93                        $17,564                       $23,858
  9/30/93                        $17,436                       $23,674
  10/30/93                       $17,773                       $24,164
  11/30/93                       $17,217                       $23,934
  12/31/93                       $17,400                       $24,223
  1/31/94                        $17,790                       $25,047
  2/28/94                        $17,504                       $24,368
  3/31/94                        $16,716                       $23,306
  4/30/94                        $17,015                       $23,569
  5/31/94                        $17,379                       $23,956
  6/30/94                        $17,085                       $23,369
  7/31/94                        $17,543                       $24,136
  8/31/94                        $17,961                       $25,126
  9/30/94                        $17,417                       $24,510
  10/31/94                       $17,732                       $25,061
  11/30/94                       $17,338                       $24,149
  12/31/94                       $17,612                       $24,506
  1/31/95                        $17,705                       $25,141
  2/28/95                        $18,183                       $26,119
  3/31/95                        $18,558                       $26,890
  4/30/95                        $19,332                       $27,681
  5/31/95                        $19,838                       $28,785
  6/30/95                        $20,090                       $29,453
  7/31/95                        $20,679                       $30,428
  8/31/95                        $20,571                       $30,504
  9/30/95                        $21,386                       $31,791
  10/31/95                       $21,963                       $31,677
  11/30/95                       $22,795                       $33,068
  12/31/95                       $23,189                       $33,706
  1/31/96                        $24,270                       $34,852
  2/29/96                        $24,503                       $35,176
  3/31/96                        $24,498                       $35,514
  4/30/96                        $24,853                       $36,036
  5/31/96                        $25,278                       $36,966
  6/30/96                        $25,733                       $37,106
  7/31/96                        $24,910                       $35,466
  8/31/96                        $25,129                       $36,214
  9/30/96                        $26,767                       $38,253
  10/31/96                       $27,043                       $39,309
  11/30/96                       $28,885                       $42,280
  12/31/96                       $28,238                       $41,444

AVERAGE ANNUAL TOTAL RETURN
                                  1-YEAR    5-YEAR  SINCE INCEPTION 1/2/87
 Dividend Achievers:
   Full Sales Charge              16.28%     8.69%          10.93%
   Net Asset Value                21.76%     9.70%          11.44%

*<F1>January 2, 1987 inception date.
Past performance is not predictive of future performance.

S&P 500 INDEX

  The S&P 500 Index is a broad based stock index representing, based upon market capitalization, the 500 largest companies in the United States. The index does not adjust for any sales charges or other fees and expenses which would have been incurred had an investor attempted to replicate the index.

DIVIDEND ACHIEVERS PORTFOLIO

  The Dividend Achievers Portfolio's performance is presented from January 2, 1987, commencement of operations, through December 31, 1996. It is based upon a $10,000 investment at the Portfolio's then offering price, including the effect of a 4.5% sales charge. It represents the actual total returns for each of the years ended December 31, net of any fees and expenses charged during those periods.

  The Dividend Achievers Portfolio contains slightly more volatility risk than the S&P 100 Plus Portfolio. The Portfolio holds approximately 35 securities attempting to maintain a sector diversification similar to the S&P 500. However, its core investment strategy is to focus on growth stocks whose record of earnings and dividends are above the average of all stocks in the index. As a result, the earnings of the companies are less volatile from year to year than the S&P 500 Index and therefore, on average, tend to under-perform the Index in a rapidly growing economy. This past year rewarded strong growth companies.

  The total return of the Dividend Achievers Portfolio, without any reduction for the effect of the sales charge, was 21.76% compared to a total return of 22.96% for the S&P 500 Index and 20.78% for the Lipper Growth and Income category. Throughout much of 1996, the Portfolio benefitted by the sector diversification it maintained. The performance of Avery Dennison, Bank America, Coca Cola, Gillette and Green Tree Financial all contributed strongly to the Portfolio's 1996 performance. Conversely, the positions of GTE Corporation, McDonalds, Pepsico and SBC Communications subtracted from that performance.

  For much of the year, Dividend Achievers outperformed the S&P 500 Index, but lost ground to the Index during December. Announcements of earnings below analysts expectations for Electronic Data Systems and Albertsons resulted in a 2% under-performance to the Index in the fourth quarter. Despite this setback, the Portfolio generated a very good return to its shareholders and has consistently provided above average returns on both a three year cumulative and rolling 12 month basis.

SELECT VALUE PORTFOLIO

  Shown below is a comparison of a $10,000 investment in the Select Value Portfolio versus the S&P MidCap 400 Index. The graph reflects a deduction from the amount invested for the applicable sales charge.

  Date            Principal Preservation                    S&P MidCap
                  Select Value Portfolio                     400 Index
  8/23/94*<F2>                    $9,550                       $10,000
  8/31/94                         $9,550                       $10,176
  9/30/94                         $9,440                        $9,986
  10/31/94                        $9,230                       $10,096
  11/30/94                        $8,870                        $9,641
  12/31/94                        $9,077                        $9,729
  1/31/95                         $8,826                        $9,830
  2/28/95                         $9,117                       $10,345
  3/31/95                         $9,294                       $10,525
  4/30/95                         $9,284                       $10,737
  5/31/95                         $9,435                       $10,996
  6/30/95                         $9,690                       $11,444
  7/31/95                        $10,330                       $12,040
  8/31/95                        $10,492                       $12,262
  9/30/95                        $10,790                       $12,559
  10/31/95                       $10,485                       $12,236
  11/30/95                       $10,851                       $12,767
  12/31/95                       $10,965                       $12,735
  1/31/96                        $11,191                       $12,920
  2/29/96                        $11,513                       $13,358
  3/31/96                        $11,544                       $13,518
  4/30/96                        $12,307                       $13,931
  5/31/96                        $12,650                       $14,119
  6/30/96                        $12,329                       $13,907
  7/31/96                        $11,544                       $12,968
  8/31/96                        $12,211                       $13,717
  9/30/96                        $12,621                       $14,315
  10/31/96                       $12,901                       $14,357
  11/30/96                       $13,580                       $15,165
  12/31/96                       $13,887                       $15,182

AVERAGE ANNUAL TOTAL RETURN
                                        SINCE INCEPTION
                                  1-YEAR   8/23/94
 Select Value:
   Full Sales Charge              20.95%    14.93%
   Net Asset Value                26.65%    17.19%

*<F2>August 23, 1994 inception date.
Past performance is not predictive of future performance.

S&P MIDCAP 400 INDEX

  S&P MidCap 400 Index is a broad stock index comprised of 400 medium-size companies. The index tracks the general stock market performance of 400 medium-size companies. The index results do not include any sales charge or any other fees investors would incur had they attempted to replicate the index.

SELECT VALUE PORTFOLIO

  The Select Value Portfolio's performance is presented from August 23, 1994, commencement of operations, through December 31, 1996. It is based upon a $10,000 investment at the Portfolio's then offering price, including the effect of a 4.5% sales charge. It represents the actual total returns for each of the years ended December 31, net of any fees and expenses charged during those periods.

  The Select Value Portfolio, due to its small to mid cap value investment style, exhibits greater risk than either the S&P 100 Plus or the Dividend Achievers Portfolios for the following two reasons. Small to mid cap stocks generally are more sensitive to economic changes. When the economy is weak, the companies face a tougher challenge to maintain their earnings, as typically they have limited financial strength. Secondly, a value manager searches for stocks that offer upside price potential. In a rapidly growing economy and stock market, stock prices generally are inflated and the universe of value stocks diminishes. Under these circumstances, the average growth manager typically outperforms value managers.

  The overall performance of the Select Value Portfolio was very good, posting a return, without any reduction for the effect of the sales charge, of 26.65% compared to the S&P 400 MidCap index of 19.21% and for the Russell 2000 return of 16.49%. The Portfolio benefited from having large weightings in economically sensitive stocks, consumer stocks, and financial stocks. Beyond the sector weightings, individual selection of stocks such as Claire's Stores, Pier 1 Imports and Alberto-Culver contributed to the successful return in 1996.

  The Portfolio's performance was enhanced by the Consumer Discretionary, Financial Services and Producer Durables sectors in the first quarter of 1996, and a general over-performance in the second quarter by every sector represented in the Portfolio. The only disappointing sectors during this period were Technology and Health Care. The Select Value Portfolio's total return on net assets during this six month period was 12.34% compared to the S&P Midcap return of 9.22% and the Russell 2000 return of 10.36%.

  The last half of the year started with increased market volatility. Overall market returns declined, led by the technology sector and a steady reversal of earlier trends in the months following. This correction provided the portfolio manager with opportunities to obtain stocks at low prices compared to their underlying financial strength. As a result of a strong domestic economy, these stocks enjoyed a meaningful increase in earnings, driving their prices up and producing a second six month return on net assets of 12.74%, compared to the total return of the S&P Midcap Index of 9.15% and the Russell 2000 return of 5.55%.

PSE TECH 100 INDEX PORTFOLIO

  Shown below is a comparison of a $10,000 investment in the PSE Tech 100 Index versus the Pacific Stock Exchange Technology Stock Index. The graph reflects a deduction from the amount invested for the applicable sales charge.

  Date            Principal Preservation        Pacific Stock Exchange
            PSE Tech 100 Index Portfolio        Technology Stock Index
  6/10/96*<F3>                    $9,550                       $10,000
  6/30/96                         $9,044                        $9,506
  7/31/96                         $8,366                        $8,775
  8/31/96                         $8,891                        $9,315
  9/30/96                         $9,698                       $10,157
  10/31/96                        $9,554                       $10,005
  11/30/96                       $10,835                       $11,362
  12/31/96                       $10,570                       $11,095

AVERAGE ANNUAL TOTAL RETURN

                        SINCE INCEPTION 6/10/96
 PSE Tech 100 Index:
   Full Sales Charge              5.72%
   Net Asset Value               10.69%

*<F3>June 10, 1996 inception date.
Past performance is not predictive of future performance.

PACIFIC STOCK EXCHANGE TECHNOLOGY STOCK INDEX

  The Pacific Stock Exchange Technology Stock Index consists of 100 common stocks of companies in 15 different industries. The index results do not include any sales charges or any other fees investors would incur had they attempted to replicate the index.

PSE TECH 100 INDEX PORTFOLIO

  The PSE Tech 100 Index Portfolio's performance is presented from June 10, 1996, commencement of operations, through December 31, 1996. It is based upon a $10,000 investment at the Portfolio's then offering price, including the effect of a 4.5% sales charge. It represents the actual total returns for each of the years ended December 31, net of any fees and expenses charged during those periods.

  The PSE Tech 100 Index Portfolio has the greatest potential for volatility compared to all of our stock portfolios. Its management philosophy is to be a passive investment vehicle tied to a specific index, the PSE Technology Index. The makeup of the Portfolio therefore ties its return to the technology sector. As a consequence, the return can be expected to deviate against broad based market indices. We believe that the emphasis of the U.S. economy is shifting to the information and service sectors which should bode well for this Portfolio long term. However, the short term movements may be large in either direction and may not correlate closely to general market returns in any one year.

  The total return, without any reduction for the effect of the sales charge, of the PSE Tech 100 Index Portfolio from inception on June 10, 1996 to December 31, 1996 was 10.69% compared to the PSE Technology Index return of 10.92%. The comparable return for the S&P 500 Index was 11.54%.

  During the first two months of the Portfolio's operations, the technology sector faced a large correction causing a downward price movement, recovering by September to post a total return on net assets of 1.55% through September 30, 1996. The negative impact on performance can be attributed to speculative technology companies' earnings not keeping pace with analysts' expectations. The markets extrapolated the performance of these companies to the technology sector in general. Concerns over inflation and related fears of increases in the Fed Funds rates also negatively affected the performance of technology stocks, as compared to the market generally. However, towards the end of the third quarter, the economic outlook brightened, as it appeared that the economy was slowing on its own and that interest rates would remain stable. In addition, over 75% of technology stocks met or exceeded analysts' expectations.

  The last quarter marked consistent improvement in the sector as a whole. During this period, investors focused on larger more established technology companies such as Intel, IBM and Microsoft, rather than the more speculative start up companies. Continued low interest rates and subdued inflation allowed stability in earnings announcements, which drove up stock prices in the sector. The total return on net assets for the PSE Tech 100 Portfolio was 9.0% in the fourth quarter of 1996.

  Throughout much of the period, the variance of the PSE Tech 100 Portfolio to the Index ranged from +0.10% to (0.20%).The investment advisor and distributor waived all of their fees and reimbursed all expenses to the Portfolio during 1996. While the portfolio manager has done a good job fully investing the new sales, brokerage commissions incurred in this process reduced the performance of the Portfolio relative to the Index. The size of the Portfolio at December 31, 1996 was approximately $6,000,000 and growing. We expect to continue to reduce the tracking variance through growth.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                              FINANCIAL HIGHLIGHTS

  The following tables present information relating to a share of capital stock of each of six portfolios of Principal Preservation Portfolios, Inc. outstanding for the periods presented. This information should be read in conjunction with the financial statements and related notes included in this annual report:


                                                         TAX-EXEMPT PORTFOLIO
                                        ----------------------------------------------------------------------
                                                         For the years ended December 31,
                                        ----------------------------------------------------------------------
                                         1996        1995         1994           1993        1992         1991
                                       ------      ------       ------         ------      ------       ------
PER SHARE DATA:

NET ASSET VALUE,
  BEGINNING OF PERIOD                   $9.39       $8.36        $9.41          $8.67       $8.46        $8.19
INCOME FROM
  INVESTMENT OPERATIONS:
  Net investment income                   .43         .45          .45            .48         .50          .53
  Net realized and
    unrealized gains (losses)
    on investments                      (.09)        1.03       (1.05)            .74         .21          .27
                                       ------      ------       ------         ------      ------       ------
  TOTAL FROM INVESTMENT
    OPERATIONS                            .34        1.48        (.60)           1.22         .71          .80
                                       ------      ------       ------         ------      ------       ------
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                   (.43)       (.45)        (.45)          (.48)       (.50)        (.53)
                                       ------      ------       ------         ------      ------       ------
  TOTAL DISTRIBUTIONS                   (.43)       (.45)        (.45)          (.48)       (.50)        (.53)
                                       ------      ------       ------         ------      ------       ------
NET ASSET VALUE,
  END OF PERIOD                         $9.30       $9.39        $8.36          $9.41       $8.67        $8.46
                                       ======      ======       ======         ======      ======       ======

TOTAL RETURN*<F7>                        3.8%       18.1%       (6.4)%          14.3%        8.6%        10.0%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of period
  (to nearest thousand)               $66,310     $56,443      $55,492        $68,102     $60,171      $63,932
Ratio of net expenses to
  average net assets                    1.1%+<F8>   1.0%+<F8>     1.0%           0.9%        0.9%         0.9%
Ratio of net investment
  income to average net assets          4.7%+<F8>   4.9%+<F8>     5.2%           5.2%        5.9%         6.3%
Portfolio turnover rate                163.1%      105.9%        36.1%          56.3%       48.5%        38.3%

*<F7>The Fund's sales charge is not reflected in total return as set forth in the table.
+<F8>Reflects a voluntary reimbursement of fund expenses of 0.1% in 1996 and 0.01% in 1995, respectively.



                                             For the years ended December 31,
                                        ---------------------------------------------
                                         1990        1989         1988           1987
                                       ------      ------       ------          -----
PER SHARE DATA:

NET ASSET VALUE,
  BEGINNING OF PERIOD                   $8.23       $8.06        $8.14          $8.81
INCOME FROM
  INVESTMENT OPERATIONS:
  Net investment income                   .53         .55          .55            .60
  Net realized and
    unrealized gains (losses)
    on investments                      (.04)         .17        (.08)          (.67)
                                       ------      ------       ------          -----
  TOTAL FROM INVESTMENT
    OPERATIONS                            .49         .72          .47          (.07)
                                       ------      ------       ------          -----
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                   (.53)       (.55)        (.55)          (.60)
                                       ------      ------       ------          -----
  TOTAL DISTRIBUTIONS                   (.53)       (.55)        (.55)          (.60)
                                       ------      ------       ------          -----
NET ASSET VALUE,
  END OF PERIOD                         $8.19       $8.23        $8.06          $8.14
                                       ======      ======       ======         ======

TOTAL RETURN*<F7>                        6.2%        9.2%         6.0%         (0.9)%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of period
  (to nearest thousand)               $65,265     $73,333      $85,469       $107,471
Ratio of net expenses to
  average net assets                     0.9%        1.0%         1.2%           1.1%
Ratio of net investment
  income to average net assets           6.6%        6.7%         6.9%           7.1%
Portfolio turnover rate                 40.3%       21.5%        38.8%          18.0%



*<F7>The Fund's sales charge is not reflected in total return as set forth in the table.
+<F8>Reflects a voluntary reimbursement of fund expenses of 0.1% in 1996 and 0.01% in 1995, respectively.



                                                         GOVERNMENT PORTFOLIO
                                       ------------------------------------------------------------------------
                                                         For the years ended December 31,
                                       -------------------------------------------------------------------------
                                         1996        1995         1994           1993        1992         1991
                                       ------      ------       ------         ------      ------       ------
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD                   $9.64       $8.84        $9.98          $9.64       $9.68        $9.10
INCOME FROM
  INVESTMENT OPERATIONS:
  Net investment income                   .64         .61          .61            .63         .67          .73
  Net realized and
    unrealized gains (losses)
    on investments                      (.44)         .80       (1.14)            .35       (.04)          .58
                                       ------      ------       ------         ------      ------       ------
  TOTAL FROM INVESTMENT
    OPERATIONS                            .20        1.41        (.53)            .98         .63         1.31
                                       ------      ------       ------         ------      ------       ------
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                   (.64)       (.61)        (.61)          (.64)       (.67)        (.73)
  Distributions from net
    realized gains
    on investments                         --          --           --             --          --           --
  Distribution of capital                  --          --           --             --          --           --
                                       ------      ------       ------         ------      ------       ------
  TOTAL DISTRIBUTIONS                   (.64)       (.61)        (.61)          (.64)       (.67)        (.73)
                                       ------      ------       ------         ------      ------       ------
NET ASSET VALUE,
  END OF PERIOD                         $9.20       $9.64        $8.84          $9.98       $9.64        $9.68
                                       ======      ======       ======         ======      ======       ======

TOTAL RETURN*<F9>                        2.3%       16.3%       (5.4)%          10.3%        6.8%        15.1%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of period
  (to nearest thousand)               $44,920     $49,319      $47,324        $54,327     $37,634      $32,737
Ratio of net expenses to
  average net assets                    1.1%+<F10>  1.1%+<F10>    1.1%           1.0%        1.0%         1.1%
Ratio of net investment
  income to average net assets          7.0%+<F10>  6.5%+<F10>    6.6%           6.2%        7.0%         8.0%
Portfolio turnover rate                 36.9%       68.2%       106.1%           8.7%       10.0%        62.2%

*<F9>The Fund's sales charge is not reflected in total return as set forth in the table.
+<F10>Reflects a voluntary reimbursement of fund expenses of 0.04% in 1996, 0.02% in 1995, 0.1% in 1989, 0.5% in 1988 and 0.3% in 1987, respectively.


                                             GOVERNMENT PORTFOLIO
                                        -----------------------------------------------
                                             For the years ended December 31,
                                       -------------------------------------------------
                                         1990        1989         1988           1987
                                       ------      ------       ------         ------
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD                   $9.11       $8.88        $9.11          $9.71
INCOME FROM
  INVESTMENT OPERATIONS:
  Net investment income                   .76         .75          .75            .73
  Net realized and
    unrealized gains (losses)
    on investments                      (.01)         .23        (.17)          (.42)
                                       ------      ------       ------         ------
  TOTAL FROM INVESTMENT
    OPERATIONS                            .75         .98          .58            .31
                                       ------      ------       ------         ------
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                   (.76)       (.75)        (.75)          (.73)
  Distributions from net
    realized gains
    on investments                         --          --        (.06)          (.13)
  Distribution of capital                  --          --           --          (.05)
                                       ------      ------       ------         ------
  TOTAL DISTRIBUTIONS                   (.76)       (.75)        (.81)          (.91)
                                       ------      ------       ------         ------
NET ASSET VALUE,
  END OF PERIOD                         $9.10       $9.11        $8.88          $9.11
                                       ======     =======       ======         ======

TOTAL RETURN*<F9>                        8.7%       11.5%         6.5%           3.4%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of period
  (to nearest thousand)               $29,351     $30,631      $32,950        $31,036
Ratio of net expenses to
  average net assets                     1.2%       1.2%+<F10>   1.2%+<F10>     1.3%+<F10>
Ratio of net investment
  income to average net assets           8.5%       8.4%+<F10>   8.3%+<F10>     7.8%+<F10>
Portfolio turnover rate                 57.1%      141.8%        36.7%          80.2%


*<F9>The Fund's sales charge is not reflected in total return as set forth in the table.
+<F10>Reflects a voluntary reimbursement of fund expenses of 0.04% in 1996, 0.02% in 1995, 0.1% in 1989, 0.5% in 1988 and 0.3% in 1987, respectively.




                                                         S&P 100 PLUS PORTFOLIO
                                        ----------------------------------------------------------------------
                                                         For the years ended December 31,
                                       ------------------------------------------------------------------------
                                         1996        1995         1994           1993        1992         1991
                                       ------      ------       ------         ------      ------       ------
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD                  $19.53      $14.95       $15.04         $14.01      $14.22       $11.60
INCOME FROM
  INVESTMENT OPERATIONS:
  Net investment income                   .29         .25          .25            .21         .24          .27
  Net realized and
    unrealized gains (losses)
    on investments                       4.07        5.21        (.09)           1.14         .48         2.93
                                       ------      ------       ------         ------      ------       ------
  TOTAL FROM INVESTMENT
    OPERATIONS                           4.36        5.46          .16           1.35         .72         3.20
                                       ------      ------       ------         ------      ------       ------
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                   (.29)       (.25)        (.25)          (.21)       (.24)        (.27)
  Distributions from
    net realized gains
    on investments                     (1.52)       (.63)           --          (.11)       (.69)        (.31)
                                       ------      ------       ------         ------      ------       ------
  TOTAL DISTRIBUTIONS                  (1.81)       (.88)        (.25)          (.32)       (.93)        (.58)
                                       ------      ------       ------         ------      ------       ------
NET ASSET VALUE,
  END OF PERIOD                        $22.08      $19.53       $14.95         $15.04      $14.01       $14.22
                                      =======     =======      =======        =======     =======      =======

TOTAL RETURN*<F11>                      22.4%       36.7%         1.1%           9.7%        5.2%        27.8%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of period
  (to nearest thousand)               $77,517     $57,062      $40,034        $38,944     $30,025      $27,420
Ratio of net expenses to
  average net assets                    1.0%+<F12>   1.2%         1.2%           1.2%        1.3%         1.3%
Ratio of net investment
  income to average net assets          1.4%+<F12>   1.4%         1.7%           1.4%        1.7%         2.0%
Portfolio turnover rate                  8.0%        3.5%         1.0%           2.2%        8.5%         3.1%
Average commission paid
  per share+<F13>                     $0.0348          --           --             --          --           --

*<F11>The Fund's sales charge is not reflected in total return as set forth in the table.
+<F12>Reflects a voluntary reimbursement of fund expenses of 0.01% in 1996, 0.2% in 1990, 0.4% in 1989, 0.8% in 1988 and 1.7% in 1987, respectively.
+<F13>Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is only required for fiscal years beginning after September 1, 1995.


                                             S&P 100 PLUS PORTFOLIO
                                         ----------------------------------------------
                                             For the years ended December 31,
                                        ------------------------------------------------
                                         1990        1989         1988           1987
                                       ------      ------       ------         ------
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD                  $12.27      $10.11        $9.62         $10.43
INCOME FROM
  INVESTMENT OPERATIONS:
  Net investment income                   .28         .26          .26            .33
  Net realized and
    unrealized gains (losses)
    on investments                      (.67)        2.17         1.37            .14
                                       ------      ------       ------         ------
  TOTAL FROM INVESTMENT
    OPERATIONS                          (.39)        2.43         1.63            .47
                                       ------      ------       ------         ------
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                   (.28)       (.26)        (.26)          (.33)
  Distributions from
    net realized gains
    on investments                         --       (.01)        (.88)          (.95)
                                       ------      ------       ------         ------
  TOTAL DISTRIBUTIONS                   (.28)       (.27)       (1.14)         (1.28)

NET ASSET VALUE,
  END OF PERIOD                        $11.60      $12.27       $10.11          $9.62
                                      =======      ======       ======         ======
TOTAL RETURN*<F11>                     (3.2)%       24.3%        17.1%           4.1%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of period
  (to nearest thousand)               $20,413     $20,811      $16,960        $18,752
Ratio of net expenses to
  average net assets                    1.3%+<F12>  1.3%+<F12>   1.4%+<F12>     0.6%+<F12>
Ratio of net investment
  income to average net assets          2.4%+<F12>  2.3%+<F12>   2.5%+<F12>     2.7%+<F12>
Portfolio turnover rate                  1.9%        3.0%        37.5%          54.3%
Average commission paid
  per share+<F13>                          --          --           --             --


*<F11>The Fund's sales charge is not reflected in total return as set forth in the table.
+<F12>Reflects a voluntary reimbursement of fund expenses of 0.01% in 1996, 0.2% in 1990, 0.4% in 1989, 0.8% in 1988 and 1.7% in 1987, respectively.
+<F13>Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is only required for fiscal years beginning after September 1, 1995.



                                                         DIVIDEND ACHIEVERS PORTFOLIO
                                       ------------------------------------------------------------------------
                                                         For the years ended December 31,
                                       -------------------------------------------------------------------------
                                         1996        1995         1994           1993        1992         1991
                                       ------      ------       ------         ------      ------       ------
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD                  $16.97      $13.24       $13.40         $14.25      $14.84       $11.50
INCOME FROM
  INVESTMENT OPERATIONS:
  Net investment income                   .14         .18          .18            .14         .14          .25
  Net realized and
    unrealized gains (losses)
    on investments                       3.54        3.99        (.02)          (.85)         .31         4.14
                                       ------      ------       ------         ------      ------       ------
  TOTAL FROM INVESTMENT
    OPERATIONS                           3.68        4.17          .16          (.71)         .45         4.39
                                       ------      ------       ------         ------      ------       ------
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                   (.14)       (.18)        (.18)          (.14)       (.14)        (.25)
  Distributions from
    net realized gains
    on investments                      (.50)       (.26)        (.14)             --       (.90)        (.80)
                                       ------      ------       ------         ------      ------       ------
  TOTAL DISTRIBUTIONS                   (.64)       (.44)        (.32)          (.14)      (1.04)       (1.05)
                                       ------      ------       ------         ------      ------       ------
NET ASSET VALUE,
  END OF PERIOD                        $20.01      $16.97       $13.24         $13.40      $14.25       $14.84
                                       ======      ======       ======        =======     =======      =======

TOTAL RETURN*<F14>                      21.8%       31.7%         1.2%         (5.0)%        3.1%        38.5%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of period
  (to nearest thousand)               $30,504     $25,393      $20,231        $24,928     $27,020      $18,202
Ratio of net expenses to
  average net assets                    1.2%+<F15>  1.3%+<F15>    1.5%          1.3%+<F15>  1.2%+<F15>   1.2%+<F15>
Ratio of net investment
  income to average net assets          0.8%+<F15>  1.2%+<F15>    1.3%          1.0%+<F15>  1.0%+<F15>   1.8%+<F15>
Portfolio turnover rate                 13.1%       28.2%        36.5%          92.7%       83.0%        96.5%
Average commission paid
  per share+<F16>                     $0.0609          --           --             --          --           --

*<F14>The Fund's sales charge is not reflected in total return as set forth in the table.
+<F15>Reflects a voluntary reimbursement of fund expenses of 0.1% in 1996, 0.2% in 1995, 0.1% in 1993, 0.1% in 1992, 0.2% in 1991, 0.5% in 1990, 0.7% in
1989, 1.7% in 1988 and 2.3% in 1987, respectively.
+<F16>Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is only required for fiscal years beginning after September 1, 1995.



                                             DIVIDEND ACHIEVERS PORTFOLIO
                                        ------------------------------------------------
                                             For the years ended December 31,
                                       -------------------------------------------------
                                         1990        1989         1988           1987
                                       ------      ------       ------         ------
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD                  $11.65      $10.00        $8.99          $9.55
INCOME FROM
  INVESTMENT OPERATIONS:
  Net investment income                   .25         .28          .28            .28
  Net realized and
    unrealized gains (losses)
    on investments                      (.15)        1.65         1.06          (.56)
                                       ------      ------       ------         ------
  TOTAL FROM INVESTMENT
    OPERATIONS                            .10        1.93         1.34          (.28)
                                       ------      ------       ------         ------
LESS DISTRIBUTIONS:
  Dividends from net
    investment income                   (.25)       (.28)        (.27)          (.28)
  Distributions from
    net realized gains
    on investments                         --          --        (.06)             --
                                       ------      ------       ------         ------
  TOTAL DISTRIBUTIONS                   (.25)       (.28)        (.33)          (.28)
                                       ------      ------       ------         ------
NET ASSET VALUE,
  END OF PERIOD                        $11.50      $11.65       $10.00          $8.99
                                      =======      ======      =======        =======

TOTAL RETURN*<F14>                       1.0%       19.5%        15.0%         (3.2)%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of period
  (to nearest thousand)               $11,468     $12,750       $6,854         $6,796
Ratio of net expenses to
  average net assets                    1.2%+<F15>  1.2%+<F15>   1.2%+<F15>     0.6%+<F15>
Ratio of net investment
  income to average net assets          2.3%+<F15>  2.6%+<F15>   2.9%+<F15>     2.7%+<F15>
Portfolio turnover rate                 47.7%       30.9%        10.1%          10.5%
Average commission paid
  per share+<F16>                          --          --           --             --


*<F14>The Fund's sales charge is not reflected in total return as set forth in the table.
+<F15>Reflects a voluntary reimbursement of fund expenses of 0.1% in 1996, 0.2% in 1995, 0.1% in 1993, 0.1% in 1992, 0.2% in 1991, 0.5% in 1990, 0.7% in
1989, 1.7% in 1988 and 2.3% in 1987, respectively.
+<F16>Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is only required for fiscal years beginning after September 1, 1995.


                                                     SELECT VALUE PORTFOLIO
                                        ------------------------------------
                                                                    For the
                                                                period from
                                                            August 23, 1994
                                  For the years ended         (commencement
                                    December 31,          of operations) to
                                  ------ ---------
                                    1996      1995        December 31, 1994
                                  ------     -----       ------------------
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF PERIOD             $10.21     $9.03                    $9.55
INCOME FROM
  INVESTMENT OPERATIONS:
  Net investment income              .04       .14                      .04
  Net realized and
    unrealized gains (losses)
    on investments                  2.68      1.73                    (.51)
                                  ------    ------                   ------
  TOTAL FROM INVESTMENT
    OPERATIONS                      2.72      1.87                    (.47)
                                  ------    ------                   ------
LESS DISTRIBUTIONS:
  Dividends from net
    investment income              (.04)     (.14)                    (.03)
  Distributions from
    net realized gains
    on investments                (1.92)     (.43)                    (.01)
  Distributions in excess of net
    realized gains on investments     --     (.12)                       --
  Book return of capital              --        --                    (.01)
                                  ------    ------                   ------
  TOTAL DISTRIBUTIONS             (1.96)     (.69)                    (.05)
                                  ------    ------                   ------
NET ASSET VALUE,
  END OF PERIOD                   $10.97    $10.21                    $9.03
                                  ======   =======                   ======

TOTAL RETURN**<F18>                26.7%     20.8%                   (5.0)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)           $4,829    $3,445                   $1,935
Ratio of net expenses to
  average net assets               1.0%+<F19>0.8%+<F19>              0.8%*<F17>+
Ratio of net investment                                                    <F19>
  income to average net assets     0.3%+<F19>1.4%+<F19>              1.1%*<F17>+
                                                                           <F19>
Portfolio turnover rate           122.2%    124.3%                    20.2%
Average commission paid
  per share+<F20>                $0.0611        --                       --


*<F17>Annualized.
**<F18>The Fund's sales charge is not reflected in total return as set forth in the table.
+<F19>Reflects a voluntary reimbursement of expenses of 2.5% in 1995 and  0.4%
  in 1994.
+<F20>Average commission rate paid per share for purchases and sales of securities during this period. Presentation of the rate is required only for fiscal years beginning after September 1, 1995.




                                               PSE TECH 100 INDEX PORTFOLIO
                                               ----------------------------
                                                        For the period from
                                                              June 10, 1996
                                                              (commencement
                                                          of operations) to
                                                          December 31, 1996
                                                          -----------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                                 .03
  Net realized and unrealized gains
    on investments                                                     1.03
                                                                     ------
  TOTAL FROM INVESTMENT OPERATIONS                                     1.06
                                                                     ------
LESS DISTRIBUTIONS:
  Dividends from net investment income                                (.03)
  Distributions from net realized gains
    on investments                                                    (.24)
  Distributions in excess of net realized gains                       (.03)
                                                                    -------
  TOTAL DISTRIBUTIONS                                                 (.30)
                                                                    -------
NET ASSET VALUE, END OF PERIOD                                       $10.76
                                                                    =======

TOTAL RETURN**<F22>                                                   10.7%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                      $6,004
Ratio of net expenses to average net assets                          0.0%*<F21>+
Ratio of net investment income to average                                 <F23>
  net assets                                                         0.7%*<F21>+
                                                                          <F23>
Portfolio turnover rate                                                3.0%
Average commission paid per share                                   $0.0634

*<F21>Annualized.
**<F22>The Fund's sales charge is not reflected in total return as set forth in the table.
+<F23>Reflects a voluntary reimbursement of fund expenses of 3.3% in 1996.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.


                                 BALANCE SHEETS
                               DECEMBER 31, 1996
                                                                         S&P 100         DIVIDEND            SELECT   PSE TECH 100
                                     TAX-EXEMPT     GOVERNMENT              PLUS        ACHIEVERS             VALUE          INDEX
                                    -----------    -----------      ------------      -----------       -----------   ------------
ASSETS:
Investments:
  Cost basis of investments         $65,008,858    $44,399,692       $48,610,519      $18,426,725        $4,341,686     $5,465,529
                                    ===========    ===========      ============     ============       ===========    ===========

  Long-term investments
    in securities                   $65,164,978    $43,852,598       $77,741,899      $30,163,409      $  4,647,677   $  5,702,557
  Short-term investments                215,805        262,168            72,844          385,069           229,865        320,014
                                    -----------    -----------      ------------      -----------       -----------   ------------
  Total investments (See
    Schedule of Investments)         65,380,783     44,114,766        77,814,743       30,548,478         4,877,542      6,022,571
Cash                                        752            190               925              749               818            644
Receivables:
  Capital shares sold                    21,712            546           147,608            9,425            13,457        119,004
  Dividends and interest              1,144,391        998,129           133,897           51,922             5,960          3,182
  Investments sold                           --             --                --               --            20,190             --
  Margin variation                           --             --         (124,100)               --                --        (3,000)
                                    -----------    -----------      ------------      -----------       -----------   ------------
  Total receivables                   1,166,103        998,675           157,405           61,347            39,607        119,186
Other assets                              9,201          5,886             8,769            3,477             7,755         15,257
                                    -----------    -----------      ------------      -----------       -----------   ------------
  Total assets                      $66,556,839    $45,119,517       $77,981,842      $30,614,051      $  4,925,722   $  6,157,658
                                    ===========    ===========      ============     ============       ===========    ===========

LIABILITIES:
Payables:
  Capital shares redeemed               $21,438        $11,699           $17,201              $--               $--       $110,248
  Distributions to shareholders         106,656        104,289           334,195           40,826               629          7,866
  Expenses                              118,788         83,233           113,669           69,449            22,928         35,588
  Investments purchased                      --             --                --               --            73,164             --
                                    -----------    -----------      ------------      -----------       -----------   ------------
  Total liabilities                     246,882        199,221           465,065          110,275            96,721        153,702
                                    -----------    -----------      ------------      -----------       -----------   ------------
NET ASSETS:
Capital stock                        66,157,168     47,724,203        48,323,579       18,382,023         4,272,947      5,461,291
Undistributed (overdistributed)
  net investment income                      --          6,655             3,485               --                --            297
Accumulated distributions in
  excess of net investment income      (30,866)             --                --               --                --             --
Undistributed net realized gains
  (losses) on investments             (188,270)    (2,525,636)                --               --            20,198             --
Accumulated distributions in
  excess of net realized gains               --             --          (14,511)               --                --       (14,674)
Net unrealized appreciation
   (depreciation) on investments        371,925      (284,926)        29,204,224       12,121,753           535,856        557,042
                                    -----------    -----------      ------------      -----------       -----------   ------------
  Total net assets                   66,309,957     44,920,296        77,516,777       30,503,776         4,829,001      6,003,956
                                    -----------    -----------      ------------      -----------       -----------   ------------
  Total liabilities
    and net assets                  $66,556,839    $45,119,517       $77,981,842      $30,614,051      $  4,925,722   $  6,157,658
                                    ===========    ===========      ============     ============       ===========    ===========

NET ASSET VALUE AND
  REDEMPTION PRICE PER SHARE              $9.30          $9.20            $22.08           $20.01            $10.97         $10.76
                                    ===========    ===========      ============     ============       ===========    ===========

MAXIMUM OFFERING PRICE
  PER SHARE                               $9.64          $9.53            $23.12           $20.95            $11.49         $11.27
                                    ===========    ===========      ============     ============       ===========    ===========

  The accompanying notes to financial statements are an integral part of these statements.



                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                            STATEMENTS OF OPERATIONS
                                                                                                                           FOR THE
                                                                                                                       PERIOD FROM
                                                                                                                     JUNE 10, 1996
                                                                                                                     (COMMENCEMENT
                                                                                                                   OF OPERATIONS) TO
                                                              FOR THE YEAR ENDED DECEMBER 31, 1996                 DECEMBER 31, 1996
                                     ------------------------------------------------------------------------------
                                                                         S&P 100         DIVIDEND            SELECT   PSE TECH 100
                                     TAX-EXEMPT     GOVERNMENT              PLUS        ACHIEVERS             VALUE          INDEX
                                    -----------    -----------       -----------      -----------       -----------  -------------
INVESTMENT INCOME:
Dividends                                   $--            $--        $1,351,361         $509,331           $37,012         $8,814
Interest                              3,652,468      3,709,602           263,438           26,217            18,486          8,227
                                     ----------    -----------      ------------      -----------       -----------    -----------
  Total investment
    income                            3,652,468      3,709,602         1,614,799          535,548            55,498         17,041
                                     ----------    -----------      ------------      -----------       -----------    -----------
EXPENSES:
Investment advisory fees                365,939        275,693           335,560          206,154            31,295         11,180
Custodian fees                           22,387         18,830            21,889            8,560             3,660          2,360
Transfer agent fees                      43,397         42,778            60,378           18,751             3,618          4,150
Broker service fees                     158,573        115,162           170,338           69,234            10,428          5,493
Professional fees                        57,732         48,100            63,437           38,427            28,888         19,581
Registration                             12,078         11,140            14,604            7,604            10,878         21,975
Communication                             6,588          6,792            10,022            3,847               640          2,871
Director fees                            14,068         12,373            13,859            4,338               538          1,580
Pricing of investments                    9,574          1,896             8,065            3,996             5,196          5,100
Deferred organization expense                --             --                --               --             2,730          1,898
Other (income) expense                    8,528          3,468             2,751            (620)             1,979          1,790
                                     ----------    -----------      ------------      -----------       -----------    -----------
  Total expenses                        698,864        536,232           700,903          360,291            99,850         77,978
Less expenses absorbed
  by advisor                            (3,708)       (19,260)          (10,411)         (34,553)          (57,688)       (77,978)
                                     ----------    -----------      ------------      -----------       -----------    -----------
  Net expenses                          695,156        516,972           690,492          325,738            42,162             --
                                     ----------    -----------      ------------      -----------       -----------    -----------
NET INVESTMENT INCOME                 2,957,312      3,192,630           924,307          209,810            13,336         17,041
                                     ----------    -----------      ------------      -----------       -----------    -----------
NET REALIZED GAINS
  ON INVESTMENTS                      2,354,480        255,262         4,967,362          745,303           776,545        133,242

NET UNREALIZED APPRECIATION
  (DEPRECIATION) ON INVESTMENTS     (2,455,863)    (2,474,321)         8,743,473        4,496,576           208,072        557,042
                                     ----------    -----------      ------------      -----------       -----------    -----------
  Net gains (losses)
    on investments                    (101,383)    (2,219,059)        13,710,835        5,241,879           984,617        690,284
                                     ----------    -----------      ------------      -----------       -----------    -----------
NET INCREASE
  IN NET ASSETS RESULTING
  FROM OPERATIONS                    $2,855,929       $973,571       $14,635,142       $5,451,689          $997,953       $707,325
                                     ==========     ==========       ==========-      ===========       ===========    ===========

  The accompanying notes to financial statements are an integral part of these statements.


                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                                           FOR THE
                                                                                                                       PERIOD FROM
                                                                                                                     JUNE 10, 1996
                                                                                                                     (COMMENCEMENT
                                                                                                                   OF OPERATIONS) TO
                                                              FOR THE YEAR ENDED DECEMBER 31, 1996                 DECEMBER 31, 1996
                                    -------------------------------------------------------------------------------
                                                                         S&P 100         DIVIDEND            SELECT   PSE TECH 100
                                     TAX-EXEMPT     GOVERNMENT              PLUS        ACHIEVERS             VALUE          INDEX
                                    -----------   ------------      ------------     ------------       -----------   ------------
OPERATIONS:
Net investment income                $2,957,312     $3,192,630          $924,307         $209,810           $13,336        $17,041
Net realized gains
  on investments                      2,354,480        255,262         4,967,362          745,303           776,545        133,242
Change in unrealized
  appreciation (depreciation) on
  investments for the year          (2,455,863)    (2,474,321)         8,743,473        4,496,576           208,072        557,042
                                    -----------   ------------      ------------     ------------       -----------   ------------
  Net increase
    in net assets resulting
    from operations                   2,855,929        973,571        14,635,142        5,451,689           997,953        707,325
                                    -----------   ------------      ------------     ------------       -----------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
  ($0.43, $0.64, $0.29,
  $0.14, $0.04 and $0.03 per
  share, respectively)              (2,945,969)    (3,188,500)         (922,456)        (209,079)          (13,315)       (16,744)
Distribution in excess of net
  investment income ($0.0025
  per share)                           (17,791)             --                --               --                --             --
Net realized gains on investments
  ($0.00, $0.00, $1.52, $0.50, $1.92,
  $0.27 per share, respectively)             --             --       (4,967,362)        (745,546)         (716,162)      (133,242)
Distributions in excess of net
  realized gains on investments
  ($0.00, $0.00, $0.0041,
  $0.00, $0.0029 and
  $0.0263 respectively)                      --             --          (20,209)               --           (1,280)       (14,674)
                                    -----------   ------------      ------------     ------------       -----------   ------------
  Total distributions               (2,963,760)    (3,188,500)       (5,910,027)        (954,625)         (730,757)      (164,660)
                                    -----------   ------------      ------------     ------------       -----------   ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued          18,035,561      1,716,722        13,143,343        2,130,809           919,856      5,472,772
Net asset value of shares
  issued in distributions             1,761,086      1,988,896         5,526,856          903,536           730,066        156,519
Cost of shares redeemed             (9,821,429)    (5,889,771)       (6,940,152)      (2,420,357)         (532,986)      (168,000)
                                    -----------   ------------      ------------     ------------       -----------   ------------
  Net increase (decrease)
    in net assets from
    capital share transactions        9,975,218    (2,184,153)        11,730,047          613,988         1,116,936      5,461,291
                                    -----------   ------------      ------------     ------------       -----------   ------------
  Total increase
    (decrease)                        9,867,387    (4,399,082)        20,455,162        5,111,052         1,384,132      6,003,956
NET ASSETS:
Balance at beginning of period       56,442,570     49,319,378        57,061,615       25,392,724         3,444,869             --
                                    -----------   ------------      ------------     ------------       -----------   ------------
Balance at end of period            $66,309,957    $44,920,296       $77,516,777      $30,503,776        $4,829,001     $6,003,956
                                    ===========   ============       ===========      ===========       ===========    ===========

  The accompanying notes to financial statements are an integral part of these statements.


                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                         S&P 100         DIVIDEND            SELECT
                                     TAX-EXEMPT     GOVERNMENT              PLUS        ACHIEVERS             VALUE
                                    -----------    -----------        ----------       ----------        ----------
OPERATIONS:
Net investment income                $2,795,206     $3,204,056          $700,020         $266,215           $38,708
Net realized gains
  on investments                      1,105,058      1,836,450         1,785,019          382,791           136,222
Change in unrealized
  appreciation on
  investments for the year            5,538,312      2,379,924        12,487,128        5,573,287           371,571
                                    -----------    -----------        ----------       ----------        ----------
  Net increase
    in net assets resulting
     from operations                  9,438,576      7,420,430        14,972,167        6,222,293           546,501
                                    -----------    -----------        ----------       ----------        ----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
  ($0.45, $0.48, $0.61, $0.25,
  $0.18, $0.36 and $0.14 per share,
  respectively)                     (2,808,860)    (3,204,316)         (702,285)        (267,608)          (39,348)
Distribution in excess of
  net investment income
  ($0.0043 per share, respectively)    (24,414)             --                --               --                --
Net realized gains on
  investments ($0.06, $0.63, $0.26
  and $0.43, per share, respectively)        --             --       (1,775,849)        (384,753)         (135,963)
Distributions in excess of net
  realized gains on investments
  ($0.12 per share)                          --             --                --               --          (39,165)
                                    -----------    -----------        ----------       ----------        ----------
  Total distributions               (2,833,274)    (3,204,316)       (2,478,134)        (652,361)         (214,476)
                                    -----------    -----------        ----------       ----------        ----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued           1,111,492      2,072,873         6,000,304        1,607,602         1,242,252
Net asset value of shares
  issued in distributions             1,671,982      2,001,656         2,263,855          610,544           212,883
Cost of shares redeemed             (8,437,841)    (6,295,288)       (3,730,220)      (2,626,317)         (277,053)
                                    -----------    -----------        ----------       ----------        ----------
  Net increase (decrease)
    in net assets from
    capital share
     transactions                   (5,654,367)    (2,220,759)         4,533,939        (408,171)         1,178,082
                                    -----------    -----------        ----------       ----------        ----------
  Total increase                        950,935      1,995,355        17,027,972        5,161,761         1,510,107
NET ASSETS:
Balance at beginning of year         55,491,635     47,324,023        40,033,643       20,230,963         1,934,762
                                    -----------    -----------        ----------       ----------        ----------
Balance at end of year              $56,442,570    $49,319,378       $57,061,615      $25,392,724        $3,444,869
                                    ===========    ===========       ===========      ===========        ==========

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996

1.   SIGNIFICANT ACCOUNTING POLICIES --

  Principal Preservation Portfolios, Inc. (the "Fund"), registered under the Investment Company Act of 1940 as an open-end management investment company, is a series company with eight portfolios: Tax-Exempt Portfolio, Government Portfolio, S&P100 Plus Portfolio, Dividend Achievers Portfolio, Select Value Portfolio, PSE Tech 100 Index Portfolio, Wisconsin Tax-Exempt Portfolio and the Cash Reserve Portfolio. This report contains the information of all portfolios, except for the Cash Reserve Portfolio and the Wisconsin Tax-Exempt Portfolio, information with respect to which is contained in separate reports. The assets and liabilities of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which the shareholder owns shares.

  The following is a summary of the significant accounting policies of the Fund.

  (a)     Long-Term Securities and Short-Term Investments

    The long-term tax-exempt securities are valued at market or fair value using quotations by an independent pricing service (the "Service"). When in the judgment of the Service, quoted bid prices for securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and ask prices (as calculated by the Service based upon its evaluation of the market for such securities). Securities for which, in the judgment of the Service, there are no readily obtainable market quotations (which may constitute a majority of the portfolio's securities) are carried at fair value as determined by the Service, based on methods which include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity, type, indications as to values from dealers, and general market conditions.

    Long-term taxable fixed income securities are valued at market using quotations provided by an independent pricing service.

    Common and preferred stocks are valued at the last sales price reported by the New York Stock Exchange, other appropriate exchanges, or NASDAQ, on the date of valuation. Common and preferred stocks not traded on that date are valued at the last bid price.

    Short-term investments are valued at amortized cost, which approximates market value.

    Investment transactions are recorded on the trade date.

    Premiums on long-term tax-exempt securities are amortized to the shorter of call date or maturity. The fund does not amortize premiums on taxable long-term securities. The fund amortizes all discounts on taxable securities and on original issue discount tax-exempt securities.

  (b)     Option Transactions

    For hedging purposes, the S&P 100 Plus Portfolio and the PSE Tech 100 Index Portfolio may buy and sell put and call options, write covered call options on portfolio securities, write cash-secured puts, and write call options that are not covered for cross-hedging purposes. The risk in writing a call option is that a fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a fund pays a premium whether or not the option is exercised. A fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The S&P 100 Plus Portfolio also may write over-the-counter options where the completion of the obligation is dependent upon the credit standing of another party.

    Option contracts are valued daily, and unrealized appreciation or depreciation is recorded. A fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

  (c)     Futures Contracts

    The S&P 100 Plus and PSE Tech 100 Index Portfolios may utilize futures contracts to a limited extent. The primary risks associated with the use of futures contracts include an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are based upon their quoted daily settlement prices.

    Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized appreciation (depreciation) until the contracts are terminated at which time realized gains and losses are recognized.

  (d)     Net Realized Gains and Losses and Investment Income

    Net realized gains and losses on securities sales (including options) are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Total net realized gains on investments for the year ended December 31, 1996, were comprised of the following:
                                                                       PSE TECH
                                        S&P 100   DIVIDEND    SELECT        100
                TAX-EXEMPT  GOVERNMENT     PLUS  ACHIEVERS      VALUE    INDEX*
                                                                           <F24>
                 ---------  ----------   ------  ---------      -----   -------
Net realized
  gains on
  investments   $2,354,480  $255,262  $4,148,826  $745,303   $776,545  $118,913
Net realized gains
  on options and
  futures               --        --    818,536        --         --     14,329
                ---------- --------    --------   --------   --------  --------
Total net realized gains
  (losses) on
  investments   $2,354,480  $255,262 $4,967,362   $745,303   $776,545  $133,242
                ----------  -------- ----------   --------   --------  --------
                ----------  -------- ----------   --------   --------  --------

*<F24>Amounts shown for the PSE Tech 100 Index Portfolio are the result of the Fund's operations from its commencement of operations on June 10, 1996.

  (e)     Federal Income Taxes

    Provision has not been made for Federal income taxes since each portfolio has elected to be taxed as a "regulated investment company" and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. As of December 31, 1996, the Tax-Exempt Portfolio has Federal income tax capital loss carryforwards of $47,000 expiring in 2001 and $141,270 expiring in 2003; the Government Portfolio has capital loss carryforwards of $2,525,636 expiring in 2002. It is management's intention to make no distribution of any future realized capital gains until the Federal income tax capital loss carryforwards are exhausted.

    Distributions in excess of net investment income in the Tax-Exempt Portfolio of $17,791 and $24,414 for the year ended December 31, 1996 and 1995, respectively, are the result of different accounting treatment of market discount on investments for book and tax purposes. This distribution does not represent a tax return of capital.

    Distributions in excess of net realized gains on investments in the Select Value Portfolio and PSE Tech 100 Index Portfolio of $1,280 and $18,730, respectively, for the year ended December 31, 1996, are the result of losses on wash sales which are recognized for book purposes but not for tax purposes. This distribution does not represent a tax return of capital.

    Distributions in excess of net realized gains on investments in the S&P 100 Plus Portfolio of $20,209, for the year ended December 31, 1996 are as a result of the reversal of Section 1256 mark to market loss utilized in 1995. This distribution does not represent a tax return of capital.

    Distributions in excess of net realized gains on investments in the Select Value Portfolio of $39,165 for the year ended December 31, 1995, are the result of losses on wash sales which are recognized for book purposes but not for tax purposes. This distribution does not represent a tax return of capital.

  (f)     Expenses

    Fund expenses associated with a specific portfolio are charged to that portfolio as they are incurred. Common expenses incurred by the Fund are allocated, as incurred, between the portfolios based upon the ratio of the net assets of each portfolio to the combined net assets of the Fund.

  (g)     Distributions to Shareholders

    Dividends to shareholders are recorded on the ex-dividend date.

  (h)     Deferred Organization Costs

    Costs incurred with the organization, initial registration and public offering of shares aggregating $13,627 for the Select Value Portfolio and $16,900 for the PSETech 100 Index Portfolio have been paid by the Fund and are being amortized over a five year period.

  (i)     Use of Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH RELATED PARTIES -

  On January 31, 1996, the Fund assigned its Investment Advisory Agreements (the "Agreements") with B.C. Ziegler and Company ("Ziegler"), (with whom certain officers and directors of the Fund are affiliated) to Ziegler Asset Management, Inc., ("ZAMI") to serve as Investment Advisor (the "Advisor"). Both Ziegler and ZAMI are wholly owned subsidiaries of The Ziegler Companies, Inc. and therefore the assignment did not constitute a change in control. Pursuant to the Agreement, ZAMI manages the Tax-Exempt Portfolio, Government Portfolio, Dividend Achievers Portfolio and PSE Tech 100 Index Portfolio. Under the Agreement, the Tax-Exempt and Government Portfolios pay ZAMI a monthly fee based upon the average daily net assets of each portfolio at the rate of .60% of the first $50,000,000 of each portfolio's average daily net assets, reducing to .50% on the next $200,000,000 of each portfolio's average daily net assets and .40% of each portfolio's average daily net assets in excess of $250,000,000.

  Under its Agreement, the Dividend Achievers Portfolio pays ZAMI a monthly fee based upon the Dividend Achievers average daily net assets at the rate of .75% of the first $250,000,000 of average daily net assets, reducing to .70% on the next $250,000,000 and .65% on the average daily net assets of over $500,000,000.

  Under its Agreement, the PSETech 100 Index Portfolio pays ZAMI a monthly fee based upon the PSE Tech 100 average daily net assets at the rate of .50% of the first $50,000,000 of average daily net assets, .30% of the next $200,000,000 of average daily net assets, .25% of the next $250,000,000 of average daily net assets and .20% of average daily net assets in excess of $500,000,000.

  Pursuant to the Agreement, ZAMI has retained Skyline Asset Management, Inc. ("Skyline") to manage the Select Value Portfolio. Under the Agreement, the Select Value Portfolio pays ZAMI a monthly fee based on the average daily net assets of the Portfolio at the rate of .75% of the first $250,000,000 of the Portfolio's average daily net assets, and .65% on average daily net assets exceeding $250,000,000. ZAMI pays Skyline 50% of the fee paid by the Select Value Portfolio.

  Pursuant to the Agreement, ZAMI has retained PanAgora Asset Management, Inc. ("PanAgora") to manage the S&P 100 Plus Portfolio. Under the Agreement, the S&P 100 Plus Portfolio pays Ziegler a monthly fee based on the average daily net assets of the Portfolio at the rate of .575% of the first $20,000,000 of the Portfolio's average daily net assets, .45% on the next $30,000,000, .40% on the next $50,000,000 in assets, .35% on the next $400,000,000 in assets, down to
 .30% on average daily net assets over $500,000,000. ZAMI pays PanAgora .20% on the first $100,000,000 in assets and 50% of the fee paid by the S&P 100 Plus Portfolio, net of a pro rata amount of expenses, if any, paid by ZAMI in the operation of the Portfolio.

  The Advisor voluntarily reimbursed the Tax-Exempt Portfolio $3,708, the Government Portfolio $19,260, S&P 100 Plus Portfolio $10,411, the Dividend Achievers Portfolio $34,553, the Select Value Portfolio $57,688 and the PSE Tech 100 Index Portfolio $77,978. The Advisor is not obligated to continue the voluntary reimbursement in the future.

  Ziegler has an Accounting and Pricing Agreement with the Fund to perform accounting and pricing services, a Depository Agreement with the Fund to be the depository for all investment securities and cash, and a Transfer and Dividend Disbursing and Shareholder Services Agency Agreement with the Fund to provide Transfer Agent Services. In addition, each Portfolio pays Ziegler commissions on sales of Portfolio shares. The transfer agent fees, commissions, accounting and pricing fees and depository fees paid to Ziegler for the year ended December 31, 1996, were as follows for each Portfolio:

                                COMMISSIONS ACCOUNTING
                                         ON        AND
                        TRANSFER  PORTFOLIO    PRICING DEPOSITORY       12B-1
                      AGENT FEES     SHARES       FEES       FEES        FEES
                      ----------   --------    -------    -------      ------
 Tax-Exempt Portfolio    $45,023    $19,959    $28,760    $21,679     $96,661
 Government Portfolio     48,096     22,414     23,920     19,050      95,141
 S&P 100 Plus Portfolio   66,427    208,097     29,932     21,759     130,759
 Dividend Achievers
   Portfolio              31,425     27,620     19,014     11,297      59,281
 Select Value Portfolio    4,272     13,100     18,900      2,996       4,864
 PSE Tech 100 Index
   Portfolio               3,050      7,591      9,025      1,844       1,844
                        --------   --------   --------   --------    --------
 TOTAL                  $198,293   $298,781   $129,551    $78,625    $388,550
                        ========   ========   ========    =======    ========

  During 1996, an affiliate of Ziegler received $10,458 representing commissions from the purchases and sales of investments of the Dividend Achievers Portfolio.

3.   INVESTMENT TRANSACTIONS --

  Purchases and proceeds from sales of securities, excluding short-term investments, for the year ended December 31, 1996 aggregated:

                                                                     PROCEEDS
                                                       PURCHASES   FROM SALES
                                                       ---------   ----------
 Tax-Exempt Portfolio                               $100,985,731 $105,588,141
 Government Portfolio                                 16,736,227   18,862,894
 S&P 100 Plus Portfolio                               13,357,667    4,982,179
 Dividend Achievers Portfolio                          4,577,696    3,564,584
 Select Value Portfolio                                6,051,372    4,714,961
 PSE Tech 100 Index Portfolio*<F25>                    5,648,745      118,878


 *<F25>Amounts shown for the PSE Tech 100 Index Portfolio are the result of the Fund's operations from its commencement of operations on June 10, 1996.

  Net tax basis unrealized appreciation (depreciation) on investments as of December 31, 1996, included:

                                                                         S&P 100         DIVIDEND            SELECT   PSE TECH 100
                                     TAX-EXEMPT     GOVERNMENT              PLUS        ACHIEVERS             VALUE          INDEX
                                    -----------    -----------       -----------      -----------        ----------    -----------
Gross unrealized
 appreciation                          $448,656       $357,891       $29,886,145      $12,121,754          $623,463       $693,831
Gross unrealized
 (depreciation)                       (119,022)      (642,817)         (702,280)               --          (89,923)      (152,176)
                                     ----------    -----------       -----------      -----------        ----------     ----------
  Net unrealized appreciation
    (depreciation)                     $329,634     $(284,926)       $29,183,865      $12,121,754          $533,540       $541,655
                                     ==========    ===========       ===========     ============        ==========     ==========

  Tax basis cost of investments     $65,051,149    $44,399,692       $48,630,878      $18,426,725        $4,344,002     $5,480,916
                                     ==========    ===========       ===========     ============       ===========     ==========

4.   LINE OF CREDIT --

  The Fund has an available line of credit of $3,000,000. However, each Portfolio's borrowings, by investment restriction, cannot exceed 10% of the total net assets not including the borrowings. Interest expense incurred in connection with such borrowings was not material during the year. Borrowings under this arrangement bear interest approximating the then current Prime Rate. All borrowings under this line of credit are guaranteed by Ziegler. Each Portfolio's policies allow borrowings for temporary or emergency purposes.

5.   CAPITAL SHARE TRANSACTIONS --

  (a) The Fund has authorized capital of 1,000,000,000 shares at $.001 par value per share. The Fund's shares are divided into the separate portfolios. The Fund's 300,000,000 authorized shares are allocated to the existing portfolios as follows:
                                          AUTHORIZED SHARES
                                          -----------------
   Tax-Exempt Portfolio .....................50,000,000
   Government Portfolio .....................50,000,000
   S&P100 Plus Portfolio ....................50,000,000
   Dividend Achievers Portfolio .............50,000,000
   Select Value Portfolio ...................50,000,000
   PSE Tech 100 Index Portfolio .............50,000,000
                                            -----------
                                      TOTAL 300,000,000
                                            ===========

    The Cash Reserve Portfolio has been allotted 400,000,000 shares, 200,000,000 shares of which are designated as Class X Common Stock (the Retail Class) and 200,000,000 shares of which are designated Class Y Common Stock (the Institutional Class) and the Wisconsin Tax-Exempt Portfolio has been allotted 50,000,000 shares. The remaining 250,000,000 Fund shares may be allocated to any of the above portfolios, the Cash Reserve Portfolio, the Wisconsin Tax-Exempt Portfolio or to new portfolios as determined by the Board of Directors. The shares of each Portfolio have equal rights and privileges with all other shares of that Portfolio.

  (b) Capital share activity during the years ended December 31, 1995 and December 31, 1996, were as follows:

                                                                         S&P 100         DIVIDEND            SELECT   PSE TECH 100
                                     TAX-EXEMPT     GOVERNMENT              PLUS        ACHIEVERS             VALUE     INDEX*<F26>
                                    -----------    -----------        ----------       ----------        ----------    -----------
   SHARES OUTSTANDING
     AT DECEMBER 31, 1994             6,636,245      5,351,867         2,678,094        1,528,559           214,153             --
     Shares issued                      123,855        223,052           336,655          109,425           129,950             --
     Shares issued in distributions     185,261        214,457           118,292           37,666            21,034             --
     Shares redeemed                  (934,740)      (672,644)         (210,737)        (179,324)          (27,781)             --
                                    -----------    -----------        ----------       ----------        ----------    -----------

   SHARES OUTSTANDING
     AT DECEMBER 31, 1995             6,010,621      5,116,732         2,922,304        1,496,326           337,356             --
     Shares issued                    2,002,713        184,756           659,065          112,219            82,311        558,213
     Shares issued in distributions     191,596        214,869           251,205           45,606            66,517         14,582
     Shares redeemed                (1,071,548)      (634,765)         (321,653)        (129,911)          (46,028)       (15,052)
                                    -----------    -----------        ----------       ----------        ----------    -----------

   SHARES OUTSTANDING
     AT DECEMBER31, 1996              7,133,382      4,881,592         3,510,921        1,524,240           440,156        557,743
                                     ==========     ==========       ===========       ==========        ==========     ==========

   *<F26>Amounts shown for the PSE Tech 100 Index Portfolio are the result of the Fund's operations from its commencement of operations on June 10, 1996.


    Undistributed net realized losses on investments of $101,250 in the Tax-Exempt Portfolio have been reclassified to capital stock for income tax capital loss carryforwards which expired in 1996.

  (c) For the S&P 100 Plus Portfolio, the Dividend Achievers Portfolio, the Select Value Portfolio and the PSE Tech 100 Index Portfolio, the maximum offering price per share is computed based on a maximum sales charge of 4.5% of the offering price or 4.71% of the net asset value. For the purpose of this computation, the price per share is derived from multiplying the net asset value and redemption price per share by 100 and then dividing the product by 95.5.

    For the Tax-Exempt and Government Portfolios, the maximum offering price per share is computed based on a maximum sales charge of 3.5% of the offering price or 3.62% of the net asset value. For these portfolios the price per share is derived from multiplying the net asset value and redemption price per share by 100 and then dividing the product by 96.5.

6.  OPTION CONTRACTS WRITTEN --
  An analysis of option contracts written for the year ended December 31, 1996 is as follows:

                                 NUMBER OF CONTRACTS   AMOUNT OF PREMIUM
                                 -------------------   -----------------
 S&P 100 PLUS PORTFOLIO:
 Outstanding at December 31, 1995          55             $  52,083
 Contracts opened                          65               110,301
 Contracts closed                         120               162,384
 Closed                                    --                    --
 Exercised                                 --                    --
                                         ----             ---------
 Outstanding at December 31, 1996          --             $      --
                                         ====             =========

7.  FUTURES CONTRACTS WRITTEN --

  An analysis of the futures contracts written for the year ended December 31, 1996, and for the period from June 10, 1996 (commencement of operations) through December 31, 1996 for the S&P 100 Plus and PSE Tech 100 Index Portfolios, respectively, were as follows:
                                                        AGGREGATE FACE
                                 NUMBER OF CONTRACTS  VALUE OF CONTRACTS
                                 -------------------  ------------------
 S&P 100 PLUS PORTFOLIO:
 Outstanding at December 31, 1995          --            $          --
 Contracts opened                          55               19,283,815
 Contracts closed                          38               12,954,279
                                          ---            -------------
 Outstanding at December 31, 1996          17            $   6,329,536
                                          ===            =============

                                                       AGGREGATE OF FACE
                                 NUMBER OF CONTRACTS  VALUE OF CONTRACTS
                                 -------------------  ------------------
 PSE TECH 100 INDEX PORTFOLIO:
 Outstanding at June 10, 1996
   (commencement of operations)            --             $         --
 Contracts opened                           9                1,008,672
 Contracts closed                           6                  639,198
                                          ---             ------------
 Outstanding at December 31, 1996           3             $    369,474
                                          ===             ============

  The number of financial futures contracts and the gross unrealized (depreciation), as of December 31, 1996, for each Portfolio were as follows:

                                                          UNREALIZED
                                 NUMBER OF CONTRACTS    (DEPRECIATION)
                                 -------------------     -------------
 S&P 100 PLUS PORTFOLIO:
 S&P 500 Financial Futures Contract
   expiration date 3/97                    17                 ($1,286)

 PSE TECH 100 INDEX PORTFOLIO:
 PSE Technology 100 Index Futures
   Contract expiration date 3/97            3                 ($3,474)

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.


                              TAX-EXEMPT PORTFOLIO

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1996

-------------------------------------------------------------------------------
PRINCIPAL                                           S&P    MOODY'S
  AMOUNT             DESCRIPTION                   RATING  RATING      VALUE
                                                     (UNAUDITED)
-------------------------------------------------------------------------------

LONG-TERM TAX-EXEMPT SECURITIES -- 98.3%
ALABAMA -- 9.1%
$1,000,000  Private Colleges and Universities
            Facilities Authority (Alabama)
            Revenue Bonds (Tuskegee University
            Project), Series 1996-A, 5.90%,
            due 09-01-2016                       AAA       Aaa    $1,015,000

 1,000,000  City of Birmingham, Alabama,
            General Obligation Bonds, Series
            1993-B, 5.625%, due 04-01-2013        AA        A1     1,003,750

 1,000,000  Refunding and Capital Outlay
            Special Tax Bonds, Series 1992,
            Birmingham-Jefferson Civic
            Center Authority (Jefferson County,
            Alabama), 5.50%, due 09-01-2014      AAA       Aaa       992,500

 2,000,000  The Special Care Facility Financing
            Authority of the City of Birmingham-
            Carraway, Revenue Bonds, Series 1995-A
            (Carraway Methodist Health System),
            5.875%, due 08-15-2015               AAA        NR     2,007,500

 1,000,000  The Medical Clinic Board of the City
            of Montgomery, Alabama, Health Care
            Facility Revenue Bonds, Jackson Hospital
            &Clinic, Series 1996, 5.875%,
            due 03-01-2016                       AAA       Aaa     1,020,000

ALASKA -- 1.6%
 1,000,000  Municipality of Anchorage, Alaska, 1995
            General Obligation General Purpose and
            General Obligation Refunding General Purpose
            Bonds, Series A, 6.00%,
            due 02-01-2015                       AAA       Aaa     1,031,250

ARIZONA -- 1.8%
 1,125,000  Kyrene Elementary School District No.
            28 of Maricopa County, Arizona, School
            Improvement Bonds, Project of 1993,
            Series B (1995), 6.00%,
            due 07-01-2014                       AAA       Aaa     1,172,812

CALIFORNIA -- 4.9%
 1,000,000  Los Angeles County Public Works Financing
            Authority Lease Revenue Bonds (Multiple
            Capital Facilities Project IV), 5.25%,
            due 12-01-2016                       AAA       Aaa       956,250

 1,095,000  The City of Los Angeles, Wastewater
            System Revenue Bonds, Refunding Series
            1993-D, 6.00%, due 11-01-2014        AAA       Aaa     1,134,694

 1,200,000  City and County of San Francisco Sewer
            Revenue Refunding Bonds, Series 1992,
            5.50%, due 10-01-2015                AAA       Aaa     1,189,500

CONNECTICUT -- 1.5%
 1,000,000  State of Connecticut Health and Educational
            Facilities Authority Revenue Bonds, Yale-
            New Haven Hospital Issue, Series H, 5.625%,
            due 07-01-2016                       AAA       Aaa     1,000,000

GEORGIA -- 3.2%
 1,150,000  Griffin-Spalding County School System
            (Georgia) General Obligation School Bonds,
            Series 1996, 5.55%, due 02-01-2016   AAA       Aaa     1,139,938

 1,000,000  Houston County School District (Georgia)
            General Obligation Bonds, Series 1996,
            5.50%, due 03-01-2016                AAA       Aaa       990,000

ILLINOIS -- 9.0%
 1,000,000  City of Aurora, Kane, Dupage, Kendall
            and Will Counties, Illinois, General
            Obligation Corporate Purpose Bonds,
            Series 1996, 5.875%, due 01-01-2016  AAA       Aaa     1,015,000

 1,000,000  Public Building Commission of Chicago,
            Building Revenue Bonds (Chicago Park
            District) Series C of 1993, 5.80%,
            due 01-01-2013                       AAA       Aaa     1,008,750

 1,000,000  Illinois Health Facilities Authority
            Revenue Bonds, Series 1996 (Silver Cross
            Hospital), 5.875%, due 08-15-2016    AAA       Aaa     1,016,250

 1,000,000  State of Illinois, General Obligation
            Bonds, Series of December, 1995,
            5.125%, due 12-01-2015               AAA       Aaa       943,750

 1,000,000  Metropolitan Fair and Exposition
            Authority (Illinois)Dedicated State
            Tax Revenue Bonds, Series 1986, 6.00%,
            due 06-01-2014                       AAA       Aaa     1,001,640

 1,000,000  The Board of Trustees of Northern
            Illinois University, Auxiliary
            Facilities System Revenue Bonds,
            Series 1996, 5.70%, due 04-01-2016   AAA       Aaa     1,005,000

INDIANA -- 6.8%
 1,500,000  Indiana State Office Building Commission
            Capitol Complex Revenue Bonds, Series
            1990A (Senate Avenue Parking Facility),
            7.40%, due 07-01-2015                AAA       Aaa     1,824,375

 1,500,000  School Building Corporation of Warren
            Township, (Marion County, Indiana)First
            Mortgage Bonds, Series 1992A, 6.00%,
            due 07-15-2012                        NR        A2     1,558,125

 1,100,000  Westfield High School 1995 Building
            Corporation, (Hamilton County, Indiana),
            First Mortgage Bonds, Series 1995,
            5.70%, due 07-15-2013                AAA       Aaa     1,115,125

MASSACHUSETTS -- 1.5%
 1,000,000  Massachusetts Water Resources Authority
            General Revenue Refunding Bonds, 1993
            Series B, 5.25%, due 03-01-2013      AAA       Aaa       971,250

MICHIGAN -- 6.9%
 1,500,000  Michigan Municipal Bond Authority, Local
            Government Loan Program   Revenue Bonds,
            Series 1994A (Wayne County Building Authority
            Bonds), 6.00%, due 12-01-2013        AAA       Aaa     1,563,750

 1,000,000  State of Michigan, State Trunk Line Fund
            Bonds, Series 1996A, 5.50%,
            due 11-01-2016                       AAA       Aaa       985,000

 1,000,000  Paw Paw Public Schools County of Van Buren,
            State of Michigan, 1995 School Building
            and Site Bonds (General Obligation-Unlimited
            Tax), 5.60%, due 05-01-2015          AAA       Aaa     1,003,750

 1,000,000  Warren Consolidated Schools, Counties
            of Macomb and Oakland, State of
            Michigan, 1993 Refunding Bonds
            (General Obligation Unlimited Tax),
            5.50%, due 05-01-2014                AAA       Aaa       997,500

MISSOURI -- 3.0%
 1,000,000  Kansas City Municipal Assistance
            Corporation, Leasehold Revenue Capital
            Improvement Bonds (Kansas City, Missouri,
            Lessee), Series 1996B, 5.70%,
            due 01-15-2013                       AAA       Aaa     1,015,000

 1,000,000  The City of St. Louis, Missouri Parking
            Revenue Refunding Bonds, Series 1996,
            5.375%, due 12-15-2016               AAA       Aaa       982,500

NEW HAMPSHIRE -- 1.6%
 1,035,000  New Hampshire Municipal Bond Bank,
            1996 Series D Bonds, 5.50%,
            due 01-15-2013                       AAA       Aaa     1,031,119

NEW JERSEY -- 1.5%
 1,000,000  The Board of Education of the Southern
            Regional High School District, County
            of Ocean, New Jersey School Bonds
            (Callable), 5.50%, due 09-01-2013    AAA       Aaa       998,750

NEW YORK -- 1.9%
 1,400,000  Battery Park City Authority Senior
            Revenue Refunding Bonds, Series 1993A,
            5.00%, due 11-01-2013                 AA        A1     1,277,500

NORTH CAROLINA -- 1.5%
 1,000,000  Charlotte-Mecklenberg Hospital Authority
            (North Carolina) Health Care Revenue Bonds,
            Series 1996A, 5.90%, due 01-15-2016   AA       Aa3     1,017,500

OHIO -- 4.7%
 1,045,000  County of Montgomery, Ohio Various Purpose
            General Obligation   Bonds, Series 1996,
            5.60%, due 12-01-2015                 AA       Aa2     1,048,919

 1,000,000  Northeast Ohio Regional Sewer District
            Wastewater Improvement Revenue Refunding
            Bonds, Series 1995, 5.6%,
            due 11-15-2014                       AAA       Aaa     1,010,000

 1,000,000  State of Ohio (Ohio Higher Education
            Facilities Commission) Higher Educational
            Facility Revenue Bonds, (University of
            Dayton 1994 Project), 5.80%,
            due 12-01-2014                       AAA       Aaa     1,025,000

OKLAHOMA -- 4.3%
 1,020,000  Norman Regional Hospital Authority
            (Norman, Oklahoma), Hospital     Revenue
            Refunding Bonds, 1996 Series A, 5.625%,
            due 09-01-2016                       AAA       Aaa     1,008,525

 1,800,000  Pottawatomie County Development Authority,
            Water Revenue Bonds, Series 1993
            (North Deer Creek Reservoir Project),
            5.80%, due 07-01-2015                AAA       Aaa     1,811,250

PENNSYLVANIA -- 1.5%
 1,000,000  Ephrata Area School District, Lancaster
            County, Pennsylvania, General Obligation
            Bonds, Series of 1996, 5.75%,
            due 10-15-2016                       AAA       Aaa     1,020,000

RHODE ISLAND -- 1.7%
 1,150,000  Rhode Island Convention Center Authority,
             Revenue Bonds, 1993 Series A, 5.50%,
            due 05-15-2013                       AAA       Aaa     1,132,750

SOUTH CAROLINA -- 1.4%
 1,000,000  Charleston County Airport District,
            Charleston, South Carolina, Airport
            System Revenue Bonds, Refunding Series
            1993, 5.00%, due 07-01-2013          AAA       Aaa       926,250

TENNESSEE -- 3.7%
 1,000,000  The Sports Authority of the Metro
            Government of Nashville &Davidson County,
            Public Improve Revenue Bonds (Stadium
            Project), Series 1996, 5.75%,
            due 07-01-2014                       AAA       Aaa     1,018,750

 1,400,000  The Sports Authority of the Metro
            Government of Nashville &Davidson County,
            Public Improve Revenue Bonds (Stadium
            Project), Series 1996, 5.75%,
            ue 07-01-2016                        AAA       Aaa     1,421,000

TEXAS -- 4.6%
 2,000,000  Brazos River Authority (Texas),
            Collateralized Revenue Refunding Bonds
            (Houston Lighting &Power Company
            Project), Series 1995, 5.80%,
            due 08-01-2015                       AAA       Aaa     2,010,000

 1,000,000  Texas Water Development Board, State
            Revolving Fund, Senior Lien Revenue Bonds,
            Series 1992, 6.00%, due 07-15-2013   AAA       Aa1     1,031,250

UTAH -- 3.3%
 1,185,000  State of Utah, State Building Ownership
            Authority, Lease Revenue Refunding Bonds,
            Series 1992A, (Department of Employment
            Security Project), 5.75%,
            due 08-15-2011                        AA       Aa2     1,198,331

 1,000,000  State of Utah, State Building Ownership
            Authority Lease Revenue Bonds     (State
            Facilities Master Lease Program),
            Series 1995A, 5.70%, due 05-15-2015  AAA       Aaa     1,005,000

VIRGINIA -- 8.3%
 1,000,000  Chesapeake, Virginia, Industrial
            Development Authority, Public Facility
            Lease Revenue Bonds (City Jail Project),
            Series of 1994, 5.625%,
            due 06-01-2014                       AAA       Aaa     1,005,000

 2,500,000  Hampton Roads Regional Jail Authority,
            Regional Jail Facility, Revenue Bonds,
            Series A, 5.625%, due 07-01-2016     AAA       Aaa     2,521,875

 1,000,000  Southeastern Public Service Authority of
            Virginia, Senior Revenue &Revenue
            Refunding Bonds, Series 1989 (Regional
            Solid Waste System), 6.00%,
            due 07-01-2015                       AAA       Aaa     1,010,000

 1,000,000  Virginia Resources Authority Solid Waste
            Disposal System Revenue Bonds (County of
            Prince William - Refunding), 1995 Series A,
            5.50%, due 04-01-2015                 AA        NR       980,000

WASHINGTON -- 1.5%
 1,000,000  State of Washington, General Obligation
            Bonds, Series 1994B, 5.75%,
            due 05-01-2013                        AA       Aa2     1,015,000

WISCONSIN -- 7.5%
 1,000,000  State of Wisconsin, General Obligation
            Bonds of 1996, Series C, 5.70%,
            due 05-01-2016                        AA       Aa2     1,017,500

 1,000,000  Wisconsin Health and Educational
            Facilities Authority, Revenue Bonds,
            Series 1995, (Franciscan Skemp Medical
            Center, Inc.), 6.125%,
            due 11-15-2015                       AAA       Aaa     1,023,750

 1,000,000  Wisconsin Health and Educational
            Facilities Authority, Revenue Bonds,
            Series 1996 (The Medical College of
            Wisconsin, Inc. Project), 5.40%,
            due 12-01-2016                       AA+        NR       967,500

 2,000,000  Wisconsin Health and Educational
            Facilities Authority, Revenue Bonds,
            Series 1996, (Aurora Medical Group, Inc.
            Project), 5.60%, due 11-15-2016      AAA       Aaa     1,972,500
                                                                 -----------

Total Long-Term Tax-Exempt Securities (Cost $64,793,053)          65,164,978

SHORT-TERM TAX-EXEMPT SECURITIES -- 0.3%
MONEY MARKET
$ 215,805 Federated Tax-Free Trust                                   215,805
                                                                 -----------
Total Investments                                                $65,380,783
                                                                 ===========

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.





                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                              GOVERNMENT PORTFOLIO

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1996

-------------------------------------------------------------------------------
PRINCIPAL                                      INTEREST                 MARKET
  AMOUNT             DESCRIPTION                 RATE   MATURITY        VALUE
-------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 97.6%
 $12,200,000   U.S. Treasury Note              7.875%  08-15-2001  $13,008,250
   7,800,000   U.S. Treasury Note             11.625%  11-15-2002    9,835,309
   8,500,000   U.S. Treasury Note             11.125%  08-15-2003   10,680,777
   6,650,000   U.S. Treasury Note              7.875%  11-15-2004    7,258,887
   3,000,000   U.S. Treasury Note              8.125%  02-15-1998    3,069,375
                                                                    ----------
Total U.S. Government Obligations (Cost $44,137,524)                43,852,598

SHORT-TERM INVESTMENTS -- 0.6%
MONEY MARKET
 $   262,168   Dreyfus Treasury Prime Cash Management                  262,168
                                                                   -----------
Total Investments                                                  $44,114,766
                                                                   ===========

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.


                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                             S&P 100 PLUS PORTFOLIO

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1996
------------------------------------------------------------
                                       NUMBER         MARKET
                                    OF SHARES          VALUE
                                 OR PAR VALUE
------------------------------------------------------------

COMMON STOCKS -- 92.7%
BASIC INDUSTRIES -- 4.8%
     Aluminum Company of America        4,800    $   306,000
*<F2>Bethlehem Steel Corporation        2,900         26,100
     Boise Cascade Corporation          1,266         40,196
     Champion International            14,000        605,500
     Dow Chemical Company               7,250        568,219
     Dupont (E.I.) de Nemours
       and Company                      6,900        651,187
     Homestake Mining Company           3,800         54,150
     International Paper Company        8,100        327,038
     Monsanto Company                  14,500        563,687
     Weyerhaeuser Company              11,700        554,287
                                                 -----------
                                                   3,696,364
                                                 -----------
CONSUMER DURABLES -- 3.8%
     Black &Decker Corporation          2,300         69,288
     Brunswick Corporation              2,600         62,400
     Chrysler Corporation              21,200        699,600
     Ford Motor Company                35,300      1,125,187
     General Motors Corporation        18,200      1,014,650
                                                 -----------
                                                   2,971,125
                                                 -----------
CONSUMER NONDURABLES -- 9.0%
     Avon Products, Inc.                4,000        228,500
     Coca-Cola Company                 65,000      3,420,625
     Colgate-Palmolive Company          5,850        539,663
     Eastman Kodak Company              6,800        545,700
     Heinz (H.J.) Company              10,100        361,075
     International Flavors &
       Fragrances Inc.                  5,850        263,250
     PepsiCo, Inc.                     46,200      1,351,350
     Polaroid Corporation               1,300         56,550
     Ralston Purina Group               2,900        212,787
                                                 -----------
                                                   6,979,500
                                                 -----------
CONSUMER SERVICE -- 7.6%
     Walt Disney Company               18,600      1,295,025
*<F2>Harrah's Entertainment, Inc.      16,150        320,981
*<F2>Kmart Corporation                 12,600        130,725
     Limited  (The), Inc.               7,539        138,529
     May Department Stores Company      6,900        322,575
     McDonald's Corporation            22,500      1,018,125
     Sears, Roebuck &Co.               19,700        908,663
     Tandy Corporation                  1,700         74,800
*<F2>Toys "R" Us, Inc.                  7,625        228,750
     Wal-Mart Stores, Inc.             63,000      1,441,125
                                                 -----------
                                                   5,879,298
                                                 -----------
CAPITAL GOODS -- 10.9%
     Allegheny Teledyne Inc.           15,592        358,616
     The Boeing Company                 9,606      1,021,838
     Fluor Corporation                 10,200        640,050
     General Dynamics Corporation       1,800        126,900
     General Electric Company          44,150      4,365,331
     Minnesota Mining &
       Manufacturing Company            9,900        820,463
     Raytheon Company                   6,700        322,437
     Rockwell International
       Corporation                      6,100        371,338
     United Technologies Corporation    7,000        462,000
                                                 -----------
                                                   8,488,973
                                                 -----------
ENERGY -- 12.3%
     Amoco Corporation                 26,400      2,125,200
+<F3>Atlantic Richfield Company         4,400        583,000
     Baker Hughes Incorporated          3,860        133,170
     Coastal Corporation                2,900        141,738
+<F3>Exxon Corporation                 36,200      3,547,600
     Halliburton Company                7,700        463,925
     Mobil Corporation                 12,350      1,509,787
     Occidental Petroleum Corporation   8,800        205,700
     Schlumberger Limited               6,700        669,163
     Williams Companies, Inc.           4,200        157,500
                                                 -----------
                                                   9,536,783
                                                 -----------
FINANCIAL -- 9.9%
     American International
       Group, Inc.                     13,143      1,422,730
     American Express Company          13,500        762,750
     American General Corporation       5,600        228,900
     BankAmerica Corporation           10,100      1,007,475
     CIGNA Corporation                  2,000        273,250
     Citicorp                          11,700      1,205,100
     First Chicago NBD Corporation     24,425      1,312,844
     Great Western Financial
       Corporation                      3,650        105,850
     ITT Hartford Group, Inc.           3,200        216,000
     Merrill Lynch & Co., Inc.         14,400      1,173,600
                                                 -----------
                                                   7,708,499
                                                 -----------
HEALTH CARE -- 8.3%
     Baxter International Inc.          7,600        311,600
     Bristol-Myers Squibb Company         660         71,775
     Columbia/HCA Healthcare
       Corporation                     18,300        745,725
     Johnson &Johnson                  30,400      1,512,400
     Mallinckrodt, Inc.                 2,100         92,663
     Merck &Co., Inc.                  27,100      2,147,675
     Pharmacia & Upjohn, Inc.          39,160      1,551,715
                                                 -----------
                                                   6,433,553
                                                 -----------
TECHNOLOGY -- 16.9%
     AMP Incorporated                   8,550        328,106
*<F2>Ceridian Corporation              10,200        413,100
*+   Cisco Systems, Inc.               18,200      1,157,975
<F2><F3>
*<F2>Computer Sciences Corporation      5,400        443,475
*<F2>Digital Equipment Corporation      5,300        192,788
*+   Federal Express Corporation        3,000        133,500
<F2><F3>
     Harris Corporation                 1,100         75,487
     Hewlett-Packard Company           28,000      1,407,000
     Honeywell Inc.                     3,700        243,275
+<F3>International Business Machines
       Corporation                     15,700      2,370,700
     Intel Corporation                 24,700      3,234,156
*<F2>National Semiconductor
       Corporation                      3,700         90,188
     Northern Telecom Limited           7,900        488,812
*<F2>Oracle Corporation                26,650      1,112,637
     Tektronix, Inc.                    8,400        430,500
     Texas Instruments Inc.             4,300        274,125
*<F2>Unisys Corporation                 5,200         35,100
     Xerox Corporation                 11,991        631,026
                                                 -----------
                                                  13,061,950
                                                 -----------
TRANSPORTATION -- 1.5%
     Burlington Northern
       Santa Fe Corporation             5,100        440,513
     Delta Air Lines, Inc.              5,100        361,462
     Norfolk Southern Corporation       3,800        332,500
                                                 -----------
                                                   1,134,475
                                                 -----------
UTILITIES -- 7.7%
+<F3>American Telephone and
       Telegraph Company               35,592      1,548,252
     American Electric Power
       Company, Inc.                    5,100        209,738
     Ameritech Corporation             15,300        927,562
     Bell Atlantic Corporation         12,000        777,000
     Entergy Corporation               17,200        477,300
     MCI Communications Corporation    18,800        614,525
     NYNEX Corporation                 11,800        567,875
     Southern Company                  18,400        416,300
     Unicom Corporation                17,100        463,838
                                                 -----------
                                                   6,002,390
                                                 -----------
Total Common Stocks
     (cost $42,686,840)                           71,892,910
                                                 -----------
U.S GOVERNMENT AND AGENCY OBLIGATIONS -- 7.5%
+<F3>U.S. Treasury Bill
       4.81%, due 03-06-1997        5,900,000      5,848,989
                                                 -----------
Total Government
     Obligations (cost $5,849,549)                 5,848,989
                                                 -----------
SHORT-TERM INVESTMENTS -- 0.1%
MONEY MARKET -- 0.1%
     Dreyfus Cash Management Plus      69,927         69,927
     Federated Master Trust             2,917          2,917
                                                 -----------
Total Short-Term Investments                          72,844
                                                 -----------
Total Investments                                $77,814,743
                                                 ===========
FUTURES CONTRACTS
FUTURES
     S&P 500 Index Future expires
       March, 1997                         17      6,328,250
                                                 -----------
Total Futures Contracts
       (cost $6,329,536)                           6,328,250
                                                 -----------
*<F2>Non-income producing
+<F3>Segregated as collateral against futures

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                          DIVIDEND ACHIEVERS PORTFOLIO

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1996

------------------------------------------------------------
                                       NUMBER         MARKET
                                    OF SHARES          VALUE
------------------------------------------------------------

COMMON STOCKS -- 98.9%
CONSUMER NONDURABLES -- 22.7%
     Coca-Cola Company                 16,000    $   842,000
     Eastman Kodak Company             10,800        866,700
     Gillette Company                  21,600      1,679,400
     Heinz (H.J.)Company               15,000        536,250
     Kimberly-Clark Corporation        10,800      1,028,700
     PepsiCo, Inc.                     37,000      1,082,250
     Sherwin-Williams Company          15,700        879,200
                                                 -----------
                                                   6,914,500
                                                 -----------
CONSUMER SERVICE -- 8.6%
     Walt Disney Company               10,000        696,250
     McDonald's Corporation            21,600        977,400
     Walgreen Company                  24,000        960,000
                                                 -----------
                                                   2,633,650
                                                 -----------
CONSUMER NONCYCLICAL -- 2.5%
     Becton, Dickinson &Company        18,000        780,750
                                                 -----------
                                                     780,750
                                                 -----------
CAPITAL GOODS -- 9.9%
     Avery-Dennison Corporation        28,400      1,004,650
     General Electric Company          12,000      1,186,500
     Minnesota Mining &
       Manufacturing Company           10,000        828,750
                                                 -----------
                                                   3,019,900
                                                 -----------
ENERGY -- 9.6%
     Mobil Corporation                  7,200        880,200
     Royal Dutch Petroleum Company      6,000      1,024,500
     Williams Companies, Inc.          27,000      1,012,500
                                                 -----------
                                                   2,917,200
                                                 -----------
FINANCIAL -- 13.8%
     BankAmerica Corporation           10,000        997,500
     Federal Home Loan Mortgage
       Corporation                      4,000        440,500
     Federal National Mortgage
       Association                     36,000      1,341,000
     Green Tree Financial Corporation  14,750        569,719
     Jefferson-Pilot Corporation       15,000        849,375
                                                 -----------
                                                   4,198,094
                                                 -----------
HEALTH CARE -- 8.4%
     Baxter International Inc.         13,000        533,000
     Johnson &Johnson                  21,600      1,074,600
     Merck & Co., Inc.                 12,000        951,000
                                                 -----------
                                                   2,558,600
                                                 -----------
INDUSTRIAL -- 4.2%
     Illinois Central Corporation      15,000        480,000
     Illinois Tool Works, Inc.         10,000        798,750
                                                 -----------
                                                   1,278,750
                                                 -----------
TECHNOLOGY -- 13.9%
     Diebold, Inc.                     24,375      1,532,578
     Electronic Data Systems
       Corporation                     18,400        795,800
     Hewlett-Packard Company           20,000      1,005,000
     Intel Corporation                  7,000        916,562
                                                 -----------
                                                   4,249,940
                                                 -----------
UTILITIES -- 5.3%
     GTE Corporation                   10,000        455,000
     SBC Communications, Inc.          10,800        558,900
     Sprint Corporation                15,000        598,125
                                                 -----------
                                                   1,612,025
                                                 -----------
Total Common Stocks
     (cost $18,041,656)                           30,163,409
                                                 -----------
SHORT-TERM INVESTMENTS -- 1.3%
MONEY MARKET -- 1.3%
     Dreyfus Cash Management Plus     352,307        352,307
     Federated Master Trust            32,762         32,762
                                                 -----------
Total Short-Term Investments                         385,069
                                                 -----------
Total Investments                                $30,548,478
                                                 ===========

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                             SELECT VALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1996

------------------------------------------------------------
                                       NUMBER         MARKET
                                    OF SHARES          VALUE
                                 OR PAR VALUE
------------------------------------------------------------

COMMON STOCKS -- 96.2%
AUTOS & TRANSPORTATION -- 8.2%
     Borg-Warner Automotive, Inc.       1,200     $   46,200
     Canadian National Railway Company  1,800         68,400
     Echlin Inc.                        1,500         47,438
     Titan Wheel International, Inc.    7,200         91,800
     USFreightways Corporation          5,200        142,675
                                                  ----------
                                                     396,513
                                                  ----------
CONSUMER DISCRETIONARY -- 18.3%
*<F4>Furniture Brands
       International, Inc.             10,700        149,800
     Harman International
       Industries, Inc.                 2,400        133,500
     Herman Miller, Inc.                1,000         56,625
     Hughes Supply, Inc.                1,500         64,687
     Libbey, Inc.                       3,000         83,625
     Pier 1 Imports, Inc.              10,120        178,365
*<F4>Unisource Worldwide, Inc.
       (When, As & If Issued)           3,400         68,850
*<F4>World Color Press, Inc.            7,700        148,225
                                                  ----------
                                                     883,677
                                                  ----------
CONSUMER STAPLES -- 3.1%
     First Brands Corporation           5,200        147,550
                                                  ----------
                                                     147,550
                                                  ----------
ENERGY -- 4.5%
*<F4>Forcengery Inc.                    1,700         61,625
*<F4>Santa Fe Energy Resources, Inc.    6,500         90,188
*<F4>Seagull Energy Corporation         3,000         66,000
                                                  ----------
                                                     217,813
                                                  ----------
FINANCIAL -- 19.5%
     Advanta Corporation, Class B       1,600         65,400
     CMAC Investment Corporation        3,600        132,300
     Horace Mann Educators Corporation  3,100        125,162
*<F4>Olympic Financial Ltd.             6,100         87,688
     PennCorp Financial Group, Inc.     3,600        129,600
     Peoples Heritage
       Financial Group, Inc.            1,500         42,000
     Sovereign Bancorp, Inc.            9,300        122,062
     United Companies
       Financial Corporation            4,200        111,825
     Western National Corporation       6,500        125,125
                                                  ----------
                                                     941,162
                                                  ----------
HEALTH CARE -- 7.9%
     Fisher Scientific International    3,400        160,225
     Intergrated Health Services, Inc.  4,700        114,562
*<F4>Sierrs Health Services, Inc.       4,300        105,888
                                                  ----------
                                                     380,675
                                                  ----------
MATERIALS & PROCESSING -- 2.4%
*<F4>Dal-Tile International Inc.        3,100         63,162
*<F4>UCAR International Inc.            1,400         52,675
                                                  ----------
                                                     115,837
                                                  ----------
OTHER -- 7.7%
     Arden Realty Group, Inc.           2,200         61,050
*<F4>Champion Enterprises, Inc.         7,500        146,250
     Prentiss Properties Trust          2,300         57,500
     Public Storage, Inc.               3,500        108,500
                                                  ----------
                                                     373,300
                                                  ----------
PRODUCER DURABLES -- 10.9%
     AGCO Corporation                   4,200        120,225
     Applied Power, Inc. -- Class A     2,800        110,950
     Belden Inc.                        3,900        144,300
     Greenfield Industries, Inc.        5,000        153,125
                                                  ----------
                                                     528,600
                                                  ----------
TECHNOLOGY -- 11.3%
*<F4>BancTec, Inc.                      3,000         61,875
*<F4>Berg Electronics Corporation       5,200        152,750
*<F4>Coherent, Inc.                     2,300         97,175
*<F4>DecisionOne Corporation            6,800        112,200
     Wyle Electronics                   3,100        122,450
                                                  ----------
                                                     546,450
                                                  ----------
UTILITIES -- 2.4%
     Enron Global Power &
       Pipelines L.L.C.                 4,300        116,100
                                                  ----------
                                                     116,100
                                                  ----------
Total Common Stocks
     (cost $4,111,821)                             4,647,677
                                                  ----------
SHORT-TERM INVESTMENTS -- 4.8%
MONEY MARKET -- 4.8%
     Dreyfus Cash Management Plus     109,483        109,483
     Federated Master Trust           120,382        120,382
                                                  ----------
                                                     229,865
                                                  ----------
Total Short-Term Investments                         229,865
                                                  ----------
Total Investments                                 $4,877,542
                                                  ==========

*<F4>Non-income producing

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                          PSE TECH 100 INDEX PORTFOLIO

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1996

------------------------------------------------------------
                                       NUMBER         MARKET
                                    OF SHARES          VALUE
                                  OR PAR VALUE
------------------------------------------------------------

COMMON STOCKS -- 93.4%
BIOTECHNOLOGY -- 5.8%
*+   Amgen, Inc.                        1,550     $   84,281
<F5><F6>
*+   Biogen, Inc.                       1,550         60,063
<F5><F6>
*<F5>Centocor, Inc.                     1,550         55,412
*<F5>Chiron Corporation                 1,550         28,869
*<F5>Genentech, Inc.                    1,550         83,119
*<F5>Immunex Corporation                1,550         30,225
*<F5>Xoma Corporation                   1,550          7,944
                                                  ----------
                                                     349,913
                                                  ----------
CAD/CAM -- 2.0%
+<F6>Autodesk, Inc.                     1,550         43,400
*<F5>Evans & Sutherland Computer
       Corporation                      1,550         38,750
*<F5>Intergraph Corporation             1,550         15,887
*<F5>Mentor Graphics Corporation        1,550         15,113
*<F5>QMS, Inc.                          1,550          8,138
                                                  ----------
                                                     121,288
                                                  ----------
DATA COMMUNICATIONS -- 13.4%
*<F5>3Com Corporation                   1,550        113,731
*+   Adaptec, Inc.                      1,550         62,000
<F5><F6>
*+   ADC Telecommunications, Inc.       1,550         48,244
<F5><F6>
*<F5>Bay Networks, Inc.                 1,550         32,356
*<F5>Cabletron Systems, Inc.            1,550         51,538
*<F5>Cisco Systems, Inc.                1,550         98,619
*<F5>DSC Communications Corporation     1,550         27,706
     Harris Corporation                 1,550        106,369
*<F5>Novellus Systems, Inc.             1,550         83,990
*<F5>Octel Communications Corporation   1,550         27,125
     Scientific - Atlanta, Inc.         1,550         23,250
*<F5>Symbol Technologies, Inc.          1,550         68,587
*<F5>Tellabs, Inc.                      1,550         58,319
                                                  ----------
                                                     801,834
                                                  ----------
DATA STORAGE AND PROCESSING -- 4.9%
*+   Applied Magnetics Corporation      1,550         46,306
<F5><F6>
*<F5>AST Research, Inc.                 1,550          6,490
*<F5>Exabyte Corporation                1,550         20,731
*<F5>Komag, Incorporated                1,550         42,044
*<F5>Quantum Corporation                1,550         44,369
*<F5>Seagate Technology, Inc.           1,550         61,225
*<F5>Storage Technology Corporation     1,550         73,819
                                                  ----------
                                                     294,984
                                                  ----------
ELECTRONIC EQUIPMENT -- 1.4%
     AMP Incorporated                   1,550         59,481
     Sensormatic Electronics
         Corporation                    1,550         25,963
                                                  ----------
                                                      85,444
                                                  ----------
INFORMATION PROCESSING -- 5.8%
*+   America Online, Inc.               1,550         51,537
<F5><F6>
     Automatic Data Processing, Inc.    1,550         66,456
*<F5>Ceridian Corporation               1,550         62,775
*<F5>Computer Sciences Corporation      1,550        127,294
     Comsat Corporation                 1,550         38,169
                                                  ----------
                                                     346,231
                                                  ----------
LARGE DIVERSIFIED COMPUTER
  MANUFACTURING -- 6.7%
*<F5>Digital Equipment Corporation      1,550         56,381
     Honeywell Inc.                     1,550        101,912
     International Business
       Machines Corporation             1,550        234,050
*<F5>Unisys Corporation                 1,550         10,463
                                                  ----------
                                                     402,806
                                                  ----------
MEDICAL TECHNOLOGY -- 8.3%
*+   Acuson Corporation                 1,550         37,781
<F5><F6>
     Biomet, Inc.                       1,550         23,444
*<F5>Boston Scientific Corporation      1,550         93,000
*<F5>Coherent, Inc.                     1,550         65,487
*<F5>Genzyme Corporation                1,550         33,713
     Medtronic, Inc.                    1,550        105,400
     Shared Medical Systems
       Corporation                      1,550         76,337
*<F5>St. Jude Medical, Inc.             1,550         66,069
                                                  ----------
                                                     501,231
                                                  ----------
MICRO COMPUTER MANUFACTURERS -- 5.2%
*+   Apple Computer, Inc.               1,550         32,356
<F5><F6>
*<F5>Compaq Computer Corporation        1,550        115,087
*<F5>Dell Computer Corporation          1,550         82,344
*<F5>Gateway 2000, Inc.                 1,550         83,022
                                                  ----------
                                                     312,809
                                                  ----------

MINI AND MAINFRAME COMPUTER
  MANUFACTURERS -- 4.5%
*+   Amdahl Corporation                 1,550         18,794
<F5><F6>
*<F5>Data General Corporation           1,550         22,475
*<F5>EMC Corporation                    1,550         51,344
*<F5>Informix Corporation               1,550         31,581
*<F5>Silicon Graphics, Inc.             1,550         39,525
*<F5>Stratus Computer, Inc.             1,550         42,237
*<F5>Sun Microsystems, Inc.             1,550         39,816
*<F5>Tandem Computers, Inc.             1,550         21,312
                                                  ----------
                                                     267,084
                                                  ----------
OFFICE AUTOMATION EQUIPMENT -- 2.7%
*<F5>CUC International, Inc.            1,550         36,813
*<F5>Newbrige Networks Corporation      1,550         43,787
     Xerox Corporation                  1,550         81,569
                                                  ----------
                                                     162,169
                                                  ----------
SEMICONDUCTOR CAPITAL EQUIPMENT
  MANUFACTURERS -- 3.4%
*+   Applied Materials, Inc.            1,550         55,703
<F5><F6>
*<F5>Cadence Design Systems, Inc.       1,550         61,613
*<F5>KLA Instruments Corporation        1,550         55,025
*<F5>Kulicke &Soffa Industries, Inc.    1,550         29,450
                                                  ----------
                                                     201,791
                                                  ----------
SEMICONDUCTOR MANUFACTURERS -- 10.7%
*+   Advanced Micro Devices, Inc.       1,550         39,912
<F5><F6>
*<F5>Chips & Technologies, Inc.         1,550         28,288
*<F5>Cypress Semiconductor Corporation  1,550         21,894
     Intel Corporation                  1,550        202,953
     Micron Technology, Inc.            1,550         45,144
     Motorola, Inc.                     1,550         95,131
*<F5>National Semiconductor
       Corporation                      1,550         37,781
*<F5>Standard Microsystems Corporation  1,550         14,725
     Texas Instruments Inc.             1,550         98,813
*<F5>Xilinx, Inc.                       1,550         57,059
                                                  ----------
                                                     641,700
                                                  ----------
SOFTWARE PRODUCTS -- 8.0%
+<F6>Adobe Systems, Inc.                1,550         57,931
*+   BMC Software, Inc.                 1,550         64,131
<F5><F6>
*<F5>Borland International, Inc.        1,550          8,428
     Computer Associates
       International, Inc.              1,550         77,112
*<F5>Microsoft Corporation              1,550        128,069
*<F5>Novell, Inc.                       1,550         14,676
*<F5>Oracle Corporation                 1,550         64,713
*<F5>Sybase, Inc.                       1,550         25,866
*<F5>Symantec Corporation               1,550         22,475
*<F5>System Software Associates, Inc.   1,550         16,469
                                                  ----------
                                                     479,870
                                                  ----------
TEST, ANALYSIS, AND INSTRUMENTATION
  EQUIPMENT -- 10.6%
*+   Analog Devices, Inc.               1,550         52,506
<F5><F6>
     General Signal Corporation         1,550         66,263
     Hewlett-Packard Company            1,550         77,888
     Measurex Corporation               1,550         37,200
     Millipore Corporation              1,550         64,131
     Perkin-Elmer Corporation           1,550         91,256
     Tektronix, Inc.                    1,550         79,438
*<F5>Teradyne, Inc.                     1,550         37,781
*<F5>Thermo Instrument Systems, Inc.    1,550         51,344
     Varian Associates, Inc.            1,550         78,856
                                                  ----------
                                                     636,663
                                                  ----------
Total Common Stocks
  (Cost $5,045,599)                                5,605,817
                                                  ----------
GOVERNMENT SECURITIES -- 1.6%
+<F6>U.S. Treasury Bill, 5.52%,
       due 08-21-1997                $100,000         96,740
                                                  ----------
Total Government Securities
  (Cost $96,442)                                      96,740
                                                  ----------
SHORT-TERM INVESTMENTS -- 5.3%
MONEY MARKET -- 5.3%
     Dreyfus Cash Management Plus    $265,483        265,483
     Federated Master Trust            54,531         54,531
                                                  ----------
Total Money Market                                   320,014
                                                  ----------
Total Short-Term Investments                         416,754
                                                  ----------
TOTAL INVESTMENTS                                 $6,022,571
                                                  ==========
FUTURES
     PSE Technology 100 Index,
       Expiring March 1997                  3        366,000
                                                  ----------
Total Futures
  (Cost $369,474)                                    366,000
                                                  ----------

*<F5>Non-income producing
+<F6>Segregated as collateral against futures

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS




To the Board of Directors of
 Principal Preservation Portfolios, Inc. and the Shareholders of the Tax-Exempt,
 Government, S&P 100 Plus, Dividend Achievers,
 Select Value and PSETech 100 Index Portfolios:

  We have audited the accompanying balance sheets, including the schedules of investments, of the PRINCIPAL PRESERVATION PORTFOLIOS, INC. (a Maryland corporation) Tax-Exempt, Government, S&P 100 Plus, Dividend Achievers, Select Value and PSE Tech 100 Index Portfolios as of December 31, 1996, and the related statements of operations for the year then ended (the period from June 10, 1996, commencement of operations, to December 31, 1996 for the PSE Tech 100 Index Portfolio) and the statements of changes in net assets for each of the two years in the period then ended (the period June 10, 1996 to December 31, 1996 for the PSE Tech 100 Index Portfolio) and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the depositories, banks and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Principal Preservation Portfolios, Inc. Tax-Exempt, Government, S&P 100 Plus, Dividend Achievers, Select Value and PSE Tech 100 Index Portfolios as of December 31, 1996, the results of their operations for the year then ended (the period from June 10, 1996 to December 31, 1996 for the PSE Tech 100 Index Portfolio) and the changes in their net assets for each of the two years in the period then ended (the period June 10, 1996 to December 31, 1996 for the PSE Tech 100 Index Portfolio) and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                   ARTHUR ANDERSEN LLP


Milwaukee, Wisconsin,
January 17, 1997.

PRINCIPAL PRESERVATION PORTFOLIOS, INC.
   215 North Main Street
   West Bend, Wisconsin 53095

OFFICERS AND DIRECTORS
   R.D. Ziegler, Chairman, Director
   Richard H. Aster, M.D., Director
   Augustine J. English, Director
   Ralph J. Eckert, Director
   Robert J. Tuszynski, President, Director
   Frank Ciano, Chief Financial Officer and Treasurer
   John Lauderdale, Vice President of Marketing
   S. Charles O'Meara, Secretary
   Marc Dion, Vice President

INVESTMENT ADVISORS
   Ziegler Asset Management, Inc.
   215 North Main Street
   West Bend, Wisconsin 53095

   Skyline Asset Management
   311 South Wacker Drive, Suite 4500
   Chicago, Illinois 60606

   PanAgora Asset Management, Inc.
   260 Franklin Street
   Boston, Massachusetts 02110

DISTRIBUTOR, TRANSFER AND DIVIDEND
DISBURSING AGENT, DEPOSITORY AND FUND ACCOUNTANT
   B.C. Ziegler and Company
   215 North Main Street
   West Bend, Wisconsin 53095

CUSTODIAN
   Principal Preservation Portfolios, Inc.
   215 North Main Street
   West Bend, Wisconsin 53095

COUNSEL
   Quarles &Brady
   411 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202

AUDITOR
   Arthur Andersen LLP
   100 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202

"Standard & Poor's," "Standard & Poor's 100," "S&P," "100" are trademarks of Standard & Poor's Corporation and have been licensed for use by B.C. Ziegler and Company.

PSE is the service mark of the Pacific Stock Exchange Incorporated and has been licensed for use by B.C. Ziegler and Company.

This report has been prepared for the information of shareholders of Principal Preservation Portfolios, Inc., and may not be used in connection with the offering of securities unless preceded or accompanied by a current Prospectus. PP 343-2/97